As filed with the Securities and Exchange Commission on June 14, 2012

1940 Act File No. 811-22713

 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                ☒

Aetna Multi-Strategy 1099 Fund
(Exact Name of Registrant as Specified in Charter)

c/o UMB Fund Services, Inc.

803 West Michigan Street

Milwaukee, WI 53201

(Address of Principal Executive Offices)

212-240-9721

(Registrant’s Telephone Number)

Victor Fontana

125 Maiden Lane

New York, NY 10038

(Name and Address of Agent for Service)

Copy to:

Joshua D. Deringer, Esq.

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

215-988-2700

Aetna Multi-Strategy 1099 Fund

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

Aetna Multi-Strategy 1099 Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. Aetna Capital Management, LLC (the “Investment Manager”), an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the investment manager to the Fund (in such capacity, the “Investment Manager”).

The Fund’s investment objective is to generate superior risk adjusted returns while preserving capital during adverse market environments. The Investment Manager intends to maintain low correlations and beta to broad fixed income and equity markets and to exhibit relatively low volatility when compared to global equity markets. The Fund seeks to achieve its investment objective by allocating its capital, directly and indirectly, to a diverse group of independent investment managers that pursue a variety of non-traditional investment strategies (the “Underlying Managers”). The Fund will invest its assets, directly and indirectly, in a portfolio of investment funds that may or may not be registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) or other collective investment schemes (the “Underlying Funds”). Although it is not required to do so, the Fund will generally seek to allocate its capital to at least 20 Underlying Funds and to limit allocation to a single Underlying Fund to 10% of the Fund’s capital. The Fund cannot guarantee that its investment objective will be achieved or that its strategy of investing in the Underlying Funds will be successful. Investing in the Fund involves a high degree of risk. SEE “RISK FACTORS,” “GENERAL RISKS” AND “SPECIAL RISKS OF FUND OF FUNDS STRUCTURE” BEGINNING ON PAGE [__].

This Confidential Private Placement Memorandum (the “Memorandum”) applies to the offering of shares of beneficial interest (“Shares”) of the Fund. The Shares will generally be offered as of the first business day of each calendar month or at such other times as may be determined by the Fund, in each case subject to any applicable sales charges and other fees, as described herein. The Shares will initially be issued at $100 per share. No Shareholder will have the right to require the Fund to redeem its Shares.

This Memorandum concisely provides information that you should know about the Fund before investing. You are advised to read this Memorandum carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (“SAI”), dated [_________], 2012, has been filed with the SEC. You can request a copy of the SAI without charge by writing to the Fund, c/o UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, WI 53201, or by calling the Fund toll-free at [___________]. The SAI is incorporated by reference into this Memorandum in its entirety. The table of contents of the SAI appears on page [__] of this Memorandum. You can obtain the SAI, and other information about the Fund, on the SEC’s website (http://www.sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are an Illiquid Investment. The Shares will not be listed on any securities exchange and the Fund will not knowingly permit a secondary market to develop. The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Agreement and Declaration of Trust. Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at a Shareholder’s option nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares. Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

Neither the SEC nor any state securities commission has determined whether this Memorandum is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense. This is a private offering made only pursuant to the exemptions provided by Rule 506 under Section 4(2) of the Securities Act of 1933, as amended.

You should not construe the contents of this Memorandum as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Memorandum and the SAI. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Memorandum is accurate as of any date other than the date shown below.

The date of this Memorandum is [___________], 2012

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FUND SUMMARY

This is only a summary. This summary does not contain all of the information that investors should consider before investing in the Fund. Investors should review the more detailed information appearing elsewhere in this Memorandum and SAI, especially the information set forth under the heading “Risk Factors.”

The Fund and the Shares

Aetna Multi-Strategy 1099 Fund (the “Fund”) is a closed-end, management investment company, organized as a Delaware statutory trust on June 11, 2012. Aetna Capital Management, LLC, the investment manager of the Fund (the “Investment Manager”), provides day-to-day investment management services to the Fund. The Fund is non-diversified, which means that under the Investment Company Act, it is not limited in the percentage of its assets that it may invest in any single issuer of securities. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), which generally requires that, at the end of each quarter: (1) at least 50% of the Fund’s total assets are invested in (i) cash and cash items (including receivables), Federal Government securities and securities of other regulated investment companies; and (ii) securities of separate issuers, each of which amounts to no more than 5% of the Fund’s total assets (and no more than 10% of the issuer’s outstanding voting shares), and (2) no more than 25% of the Fund’s total assets are invested in (i) securities (other than Federal Government securities or the securities of other regulated investment companies) of any one issuer; (ii) the securities (other than the securities of other regulated investment companies) of two or more issuers which the taxpayer controls and which are engaged in the same or similar trades or businesses or (iii) the securities of one or more qualified publicly traded partnerships.

Investment Objective and Strategies	The Fund’s investment objective is to generate superior risk adjusted returns while preserving capital during adverse market environments. The Investment Manager intends to maintain low correlations and beta to broad fixed income and equity markets and to exhibit relatively low volatility when compared to global equity markets. The Fund seeks to accomplish its objective by employing an investment program that is diversified by manager and investment strategy. The Fund will invest its assets, directly and indirectly, in a portfolio of investment funds that may or may not be registered under the Investment Company Act or other collective investment schemes (the “Underlying Funds”). These Underlying Funds may pursue sophisticated strategies, including but not limited to relative value (e.g., convertible bond arbitrage, long/short equity market neutral), event-driven (e.g., merger arbitrage, distressed debt), long/short equity, and global asset allocation. The Fund may also hold cash on deposit pending investment, to fund withdrawals and for other purposes. The Investment Manager does not intend to invest the Fund’s capital directly in securities or commodities other than in the Underlying Funds and short-term cash pools or other cash equivalents such as shares of money market funds. There can be no assurance that the Fund will achieve its investment objective.

The Investment Manager	As Investment Manager, Aetna Capital Management, LLC provides day-to-day investment management services to the Fund. Its principal place of business is located at 29 South Main Street, Suite 304, West Hartford, Connecticut 06107-2419. The Investment Manager is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of May 1, 2012, approximately $711 million of assets were under the management of the Investment Manager and its affiliates.

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the Platform Manager	The Fund has retained Registered Fund Solutions, LLC (the “Platform Manager”) to provide it with certain additional administrative and related services. The Fund pays the Platform Manager a fee (“Platform Manager Fee”) at an annual rate of 0.10%, payable monthly in arrears, based upon the Fund’s net assets as of month-end and subject to an annual minimum of $42,000. The Platform Manager Fee is paid to the Platform Manager before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

Fund Administration	The Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative services. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses. See “—Fees and Expenses” below.

Fees and Expenses	The Fund bears its own operating expenses (including, without limitation, its offering expenses not paid by the Investment Manager). A more detailed discussion of the Fund’s expenses can be found under “FUND EXPENSES.”

Investment Management Fee. The Fund pays the Investment Manager a management fee (“Investment Management Fee”) at an annual rate of 1.50%, payable monthly in arrears, based upon the Fund’s net assets as of month-end. The Investment Management Fee is paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

Servicing Fee. The Fund intends to pay compensation to Investment Manager for fund services in accordance with a servicing agreement (in such capacity, the “Servicing Agent”). The Servicing Fee for the Fund is payable monthly at an annual rate of 0.50% of the month-end net asset value (“NAV”) of the Fund (prorated for shorter periods). The Servicing Fee payable to the Servicing Agent will be borne pro rata by all Shareholders before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to Shareholders. The Servicing Agent may waive (to all investors on a pro rata basis) or pay to third parties all or a portion of any such fees in its sole discretion. For more information see “FUND FEES AND EXPENSES - SERVICING FEE.”

Administration Fee. The Fund pays the Administrator a minimum monthly administration fee of $5,000, or $60,000 on an annualized basis (the “Administration Fees”). The Administration Fees are paid to the Administrator out of the assets of the Fund, and therefore decrease the net profits or increase the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator a fee for transfer agency services. See “ADMINISTRATION.”

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The Investment Manager has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, and any Acquired Fund Fees and Expanses) do not exceed 2.50% on an annualized basis (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit. The Expense Limitation Agreement has an initial one-year term, beginning as of the commencement of operations of the Fund. Neither the Fund nor the Investment Manager may terminate the Expense Limitation Agreement during the initial one-year term. See “FUND EXPENSES.”

Fees of Underlying Managers	Underlying Managers will charge the Fund asset-based fees, and most Underlying Managers will also be entitled to receive performance-based fees or allocations. Such fees and performance-based compensation are in addition to the fees that are charged by the Investment Manager to the Fund and allocated to the Fund. Moreover, an investor in the Fund bears a proportionate share of the expenses of the Fund.

Investor Qualifications	Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”). The criteria for qualifying as an “accredited investor” are set forth in the investor application that must be completed by each prospective investor. Investors who meet such qualifications are referred to in this Memorandum as “Eligible Investors.” Existing Shareholders who request to purchase additional Shares (other than in connection with the DRIP (as defined below)) will be required to qualify as Eligible Investors and to complete an additional investor application prior to the additional purchase.

The Offering	The minimum initial investment in the Fund by any investor is $50,000, and the minimum additional investment in the Fund by any Shareholder is $25,000. However, the Fund, in its sole discretion, may accept investments below these minimums.

Shares are generally offered for purchase as of the first day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board of Trustees of the Fund (the “Board”) in its sole discretion. Once a prospective investor’s purchase order is received, a confirmation is sent to the investor. Potential investors should send subscription funds by wire transfer pursuant to instructions provided to them by the Fund.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending the closing of any offering, funds received from prospective investors will be placed in an interest-bearing escrow account with UMB Bank, N.A., the Fund’s escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned on escrowed amounts will be credited to the Fund for the benefit of all Shareholders.

A prospective investor must submit a completed investor application on or prior to the acceptance date set by the Fund. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time at the Board’s discretion. Additional information regarding the subscription process is set forth under “Investor Qualifications.”

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Investments in the Fund may be subject to a sales charge of up to 2.00% of the subscription amount. No sales charge is expected to be charged with respect to investments by the Investment Manager, the Platform Manager and their respective affiliates, and their respective directors, principals, officers and employees and others in the Investment Manager’s sole discretion. The full amount of the sales charge may be reallowed by the Placement Agent to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares of the Fund.

Shares in the Fund are principally available to investors investing through accounts offered by registered investment advisers, as well as trustees, officers and employees of the Investment Manager and its affiliates.

Distribution Policy	Distributions will be paid at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor who requires regular dividend income.

Each Shareholder whose Shares are registered in its own name will automatically be a participant under the Fund’s dividend reinvestment program (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares unless such Shareholder, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash. The Fund reserves the right to cap the aggregate amount of any income dividends and/or capital gain distributions that are made in cash (rather than being reinvested) at a total amount of not less than 20% of the total amount distributed to Shareholders. In the event that Shareholders submit elections in aggregate to receive more than the cap amount of such a distribution in cash, any such cap amount will be pro rated among those electing Shareholders.

Closed-End Structure	The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that beneficial owners of a closed-end fund do not have the right to redeem their shares on a daily basis.

Repurchase Offers	At the discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly beginning on September 30, 2013 (or such earlier or later date as the Board may determine), with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year. In each repurchase offer, the Fund may offer to repurchase its Shares at their NAV as determined as of approximately March 31, June 30, September 30 and December 31, of each year, as applicable (each, a “Valuation Date”). Each repurchase offer ordinarily will be limited to the repurchase of approximately 10% of the Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 95 days prior to the date of repurchase by the Fund. A Shareholder participating in a repurchase offer may be subject to a repurchase fee payable to the Fund equal to 5.00% of the amount requested if such Shareholder has been a Shareholder for less than 12 months prior to the valuation date. See “TENDER OFFERS/ OFFERS TO REPURCHASE.”

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Risk Factors	The Fund is subject to substantial risks — including market risks, strategy risks and underlying manager risks. There may also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things, activities of the Investment Manager, its affiliates and employees with respect to the management of accounts for other clients as well as the investment of proprietary assets. Prospective investors should review carefully the “RISK FACTORS” section of this Memorandum. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested.

Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. Past results of the Investment Manager or its principals or the Fund or the Underlying Managers are not indicative of future results. See “RISK FACTORS.”

Summary of Taxation

The Fund expects to qualify as a regulated investment company for federal income tax purposes. As such, the Fund will generally not be subject to federal corporate income tax, provided that it distributes out all of its income and gains each year. It is possible that the Fund will recognize ordinary income each year with respect to the appreciation in value, if any, of most or all of its investments during the year, and that Shareholders in the Fund will therefore be receiving dividends of those amount each year. Those dividends will generally be taxable to you at ordinary income rates – i.e., the dividends will not qualify for the reduced rates of tax that are applicable to “qualified dividends” and capital gains. Thus, you should not anticipate that you will be able to defer your taxation on gains attributable to an investment in the Fund until you sell your investment, nor should you anticipate that an investment in the Fund will result in income or gains for you that are taxable at capital gains rates.

The Underlying Funds may be subject to taxes, including withholding taxes, attributable to investments of the Underlying Funds. U.S. investors in the Fund will not be entitled to a foreign tax credit with respect to any of those taxes. See “TAXES.”

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FUND FEES AND EXPENSES

The following tables describe the aggregate fees and expenses that the Fund expects to incur and that the Shareholders can expect to bear, either directly or indirectly, through the Fund’s investments.

TRANSACTION EXPENSES:
Maximum Sales Charge (Load) (as a percentage of subscription amount) (1)	2.00%
Maximum Early Repurchase Fee (as a percentage of repurchased amount) (2)	5.00%
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO SHARES) (3)
Management Fee (4)	1.50%
Interest Expenses (5)	0.00%
Other Expenses (6)	[__	]%
Servicing Fee (7)	0.50%
Acquired Fund Fees and Expenses (8)	[__	]%

Total Annual Expenses (9)	[__	]%
Less: Amount Paid or Absorbed Under Expense Limitation Agreement	[(__	)]%
Net Annual Expenses(5)	[___	]%

(1)	Investors may be charged a sales charge of up to 2.00% of the subscription amount.

(2)	A Shareholder participating in a repurchase offer may be subject to a repurchase fee payable to the Fund equal to 5.00% of the amount repurchased if such Shareholder has been a Shareholder for less than twelve months prior to the valuation date.

(3)	This table summarizes the expenses of the Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund.

(4)	For its provision of advisory services to the Fund, the Investment Manager receives an annual Management Fee, payable monthly in arrears, equal to 1.50% of the Fund’s net assets determined as of month-end. The Management Fee will be paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

(5)	The Fund does not expect to have any borrowings during its first fiscal year. The Fund will incur interest expense on any borrowings.

(6)	Because the Fund is recently organized, “Other Expenses” (as defined below) is an estimate based on aggregate net assets of $[___] in the Fund. Shareholders also indirectly bear a portion of the asset-based fees, performance and incentive fees or allocations and other expenses incurred by the Fund as an investor in Underlying Funds. Such fees and expenses incurred as a result of the Fund’s investment in Underlying Funds are considered “Acquired Fund Fees and Expenses” of the Fund and are included in the Fund’s calculation of Acquired Fund Fees and Expenses in the table above.

(7)	The Fund pays compensation to the Investment Manager for fund services in accordance with a fund servicing agreement. The Servicing Fee for the Fund is payable monthly at an annual rate of 0.50% of the month-end net asset value (“NAV”) of the Fund (prorated for shorter periods). The Servicing Fee payable to Investment Manager will be borne pro rata by all Shareholders before giving effect to any repurchase of Shares in the Fund, effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to Shareholders. See “SERVICING FEE” for additional information.

(8)	In addition to the Fund’s direct expenses, the Fund indirectly bears a pro-rata share of the expenses of the Underlying Funds. The Underlying Funds generally charge, in addition to management fees calculated as a percentage of the average NAV of the Fund’s investment, performance-based fees generally from 15% to 30% of the net capital appreciation in the Fund’s investment for the year or other measurement period. The fees and expenses indicated are calculated based on estimated amounts for the current fiscal year. In the future, these fees and expenses may be substantially higher or lower than reflected, because certain fees are based on the performance of the Underlying Managers (Underlying Funds), which fluctuate over time. In addition, the Fund’s portfolio changes from time to time, which will result in different Acquired Fund Fees and Expenses.

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(9)	The Investment Manager has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, and any Acquired Fund Fees and Expanses) do not exceed 2.50% on an annualized basis (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit. The Expense Limitation Agreement has an initial one-year term, beginning as of the commencement of operations of the Fund. Neither the Fund nor the Investment Manager may terminate the Expense Limitation Agreement during the initial one-year term.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. “Other Expenses,” as shown above, is an estimate based on anticipated investments in the Fund and anticipated expenses for the first year of the Fund’s operations, and includes, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Platform Manager, Administrator, escrow agent and custodian. For a more complete description of the various fees and expenses of the Fund, see “INVESTMENT MANAGEMENT FEE,” “ADMINISTRATION,” “FUND EXPENSES,” “SERVICING AGENT,” and “PURCHASING SHARES.”

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown. The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares.

EXAMPLE

You Would Pay the Following Expenses Based on the Imposition of the 2.00% sales charge and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$	$

The example is based on the annual fees and expenses set out on the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

USE OF PROCEEDS

The proceeds from the sale of Shares, not including the amount of any sales charges and the Fund’s fees and expenses (including, without limitation, offering expenses not paid by the Investment Manager), will be invested by the Fund in accordance with the Fund’s investment objective and strategies as soon as practicable after receipt of such proceeds by the Fund, consistent with market conditions and the availability of suitable investments. Such proceeds will be invested together with any interest earned in the Fund’s escrow account prior to the closing of the applicable offering. See “PURCHASING SHARES—Purchase Terms.” Delays in investing the Fund’s assets may occur, for example, because of the time required to complete certain transactions (which may be considerable).

Pending the investment of the proceeds of any offering or any other available funds pursuant to the Fund’s investment objective and strategies, a portion of such amounts, which may include a substantial portion of the proceeds of an offering, may be invested in short-term debt securities or money market funds. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or such short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

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INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

The Fund’s investment objective is to generate superior risk adjusted returns while preserving capital during adverse market environments. The Investment Manager intends to maintain low correlations and beta to broad fixed income and equity markets and to exhibit relatively low volatility when compared to global equity markets. The Fund seeks to accomplish its objective by employing an investment program that is diversified by manager and investment strategy.

INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by allocating its capital, directly and indirectly, to a diverse group of independent investment managers that pursue a variety of non-traditional investment strategies (the “Underlying Managers”). The Fund will invest its assets, directly and indirectly, in a portfolio of investment funds that may or may not be registered under the Investment Company Act or other collective investment schemes (the “Underlying Funds”). In doing so, the Investment Manager seeks to identify promising Underlying Managers, utilizing an extensive manager due diligence process and an assessment of investment strategies, employing portfolio construction techniques with the goal of selecting a group of talented Underlying Managers pursuing a variety of investment strategies. The Underlying Funds in which the Fund may invest are commonly referred to as hedge funds.

In order to balance and effectively manage the risk/reward profile of the Fund, the Investment Manager will adhere to the following investment policies.

1.          Seek Diversification of Underlying Funds—The Investment Manager believes that it is imprudent to allow one Underlying Fund to have a significant negative impact on the performance of the overall portfolio. In order to limit the inherent risks (e.g., business, investment, etc.) associated with each Underlying Fund, the Fund will generally seek to allocate its capital to at least 20 Underlying Funds and to limit allocation to a single Underlying Fund to 10% of the Fund’s capital. In the event this limit is exceeded (as a result, for example, of investment appreciation), the Investment Manager intends to take appropriate steps to reallocate the Fund’s capital as soon as is reasonably practicable.

2.          Seek Diversification Among Investment Strategies—Identifying investment strategies that perform differently under various financial market environments lays the foundation for achieving attractive risk-adjusted returns. The Investment Manager generally categorizes the investment strategies into four broad styles: (a) relative value (including convertible bond arbitrage, statistical and fundamentally driven long/short market neutral equity, and fixed-income arbitrage); (b) event-driven (including merger arbitrage, distressed securities, and special situations); (c) equity long/short (value biased, growth biased, and sector specialist); and (d) global asset allocation (including commodity trading advisors and macro). (See “Hedge Fund Investment Styles and Strategies” below for more detail.) The Investment Manager will seek to maintain reasonable diversification among investment strategies and will seek to maintain low correlations among Underlying Funds pursuing similar strategies. However, given the limited information available from Underlying Managers, and the limitations on withdrawals from Underlying Funds, it may not always be possible or practical to do so.

3.          Seek a Low Correlation to Global Stock and Bond Markets—The Investment Manager will allocate the Fund’s capital to a select group of Underlying Funds that, in aggregate, are expected to exhibit low correlations and beta to global stock (as represented by the MSCI World Index) and bond (as represented by the Barclays Aggregate Bond Index) markets.

4.          Other Techniques—The Fund may hold cash on deposit pending investment, to fund withdrawals and for other purposes. The Investment Manager does not intend to invest the Fund’s capital directly in securities or commodities other than in the Underlying Funds and short-term cash pools or other cash equivalents such as shares of money market funds.

Hedge Fund Investment Styles and Strategies

Listed below are some examples of the primary investment strategies in which the Fund may invest.

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Relative Value

Relative value investment strategies attempt to profit from pricing inefficiencies between related securities in various financial markets, including stocks, bonds, commodities, and futures. The strategies generally consist of purchasing an undervalued security, or selling short an overvalued security, which is hedged through an offsetting position in a security that has opposite characteristics. Profits are generally realized through the change in the pricing relationship of the two securities, regardless of the absolute change in the price of each security. Relative value investment strategies are intended to maintain relatively low net exposure (long exposures minus short exposures) to broad financial markets (i.e., equity and fixed-income markets). Relative value strategies currently considered by the Investment Manager include, but are not limited to, statistical arbitrage, equity market neutral, fixed-income arbitrage and convertible arbitrage.

STATISTICAL ARBITRAGE. Statistical arbitrage is a relative value, automated trading strategy that seeks to exploit short-term and long-term relationships among stock prices and volatility. Trading is typically based on proprietary models that focus on identifying arbitrage opportunities such as short-term corporate events and structural relationships between stocks or longer-term factors such as the predicted shape of a given stock's price distribution over time. An important element of this strategy is the efficient implementation of large volume trades designed to extract profits from the relatively narrow price anomalies identified by these models.

EQUITY MARKET NEUTRAL. An equity market neutral strategy seeks to generate profits through the successful selection of equity securities while reducing the effects of market-wide or, in some cases, industry sector-wide price movements by simultaneously taking long and short positions in "matched" equities in approximately equal amounts. An Underlying Fund utilizing an equity market neutral strategy takes long positions in equities that it believes to be undervalued and short positions in equities it believes to be overvalued. The effectiveness of the strategy depends on the manager's ability to predict correctly that the long position will increase in value relative to the stock sold short or that the stock sold short will decrease in value relative to the long position.

FIXED-INCOME ARBITRAGE. Underlying Funds using fixed-income arbitrage strategies analyze a variety of fixed-income securities across several markets. These Underlying Managers may seek to exploit changes in the shape of a country's yield curve (the spread or difference in yield between different maturities of an issuer: for example, two-year U.S. Treasury Notes versus ten-year U.S. Treasury Notes) or the relationship spread between the fixed-income securities of two different countries (for example, yield curves on five-year German government bonds versus five-year U.S. Treasury Notes). Trading strategies also may be structured to exploit expected changes in credit spreads, such as the difference between the yield on a specific company's debt and the yield on U.S. Treasury Notes (for example, selling a company's bond and buying a U.S. Treasury Note), or credit spreads within a specific company's capital structure (for example, buying a company's senior debt and selling short its subordinated debt or equity). Fixed-income arbitrage managers also may focus on mortgage and mortgage-related securities. Fixed-income arbitrage managers tend to utilize a significant amount of leverage, take both long and short positions, and employ options, futures and other derivative strategies.

CONVERTIBLE ARBITRAGE. Convertible arbitrage strategies generally involve the simultaneous purchase of securities convertible into a corporation's stock and short sale of that corporation's common stock. The short common stock position is intended to hedge the change in the convertible security's value caused by fluctuations in the price of the common stock. As equity prices change, the convertible manager generally rebalances the short equity position as the convertible security becomes more or less sensitive to equity price movements. The position profits from equity price volatility, the yield earned on the convertible bond and improvement in the company's credit spread.

Event-Driven

Event-driven strategies involve investing in opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcies, recapitalizations and share buybacks. Event-driven strategies currently considered by the Investment Manager include, but are not limited to, merger arbitrage and special situations, credit trading and direct lending, as well as distressed securities.

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MERGER ARBITRAGE AND SPECIAL SITUATIONS. Merger arbitrage and special situation strategies involve the purchase and sale of securities of companies involved in corporate reorganizations and business combinations, such as mergers, exchange offers, cash tender offers, spin-offs, leveraged buy-outs, restructurings and liquidations. Generally, when such an event is announced or otherwise publicly disclosed, merger arbitrage managers analyze the proposed or potential transaction to assess the likelihood of consummation and evaluate the potential profits involved in seeking to participate in the transaction. If the perceived profits justify the perceived risks, a manager will seek to participate in the transaction by buying or selling the securities involved. A manager also may consider other investment techniques designed to maximize profits and/or hedge against losses presented by the transaction. These techniques include short selling, options trading, trading in securities convertible into or exchangeable for the securities involved in the reorganization and investing in financial futures or other futures markets that the manager deems to be a potentially profitable investment strategy or hedge.

CREDIT TRADING. Underlying Managers that engage in credit trading strategies typically perform in-depth, fundamental credit analyses to identify companies that they perceive as having the potential to perform well and those that are expected to do poorly. The long portfolios of these Underlying Funds typically consist of investments in instruments that are trading at a discount to the Underlying Managers' perceived value thereof, or that provide, in the Underlying Managers' opinion, an appropriate level of income versus the perceived downside risk, and can include distressed securities and direct lending (which are described more fully below). The short portfolios of these Underlying Funds typically consist of investments in instruments of over-levered companies, or investments where the Underlying Manager believes the fundamental credit quality of the company will deteriorate over time. Typical instruments invested in by these Underlying Funds include, but are not limited to, public and private debt securities, bank loans, trade creditor obligations, credit default swaps, structured credit securities and preferred and common stock. The long/short credit nature of these Underlying Funds is typically intended to provide downside protection during adverse credit markets. The Underlying Managers of these Underlying Funds will also generally have the ability to invest opportunistically, and to vary their net credit exposure over time.

DIRECT LENDING. Direct lending strategies generally involve sourcing, structuring and investing in privately negotiated transactions. These transactions are typically in the form of investments in debt securities, but could include investments in equity or equity-like instruments. These transactions may take the form of, but are not limited to, corporate lending, receivable finance, inventory finance, real estate lending, trade finance, consumer asset finance and commercial and industrial asset lending. In evaluating a potential transaction of this kind, an Underlying Manager typically performs in-depth due diligence and credit analysis on the underlying loan, and generally also performs on-going monitoring of the loan, collateral and covenants. The effectiveness of this strategy is limited by, among other factors, the Underlying Managers' ability to underwrite, monitor and ultimately collect on the borrowers' obligations. Typical loans in this strategy are shorter-term, floating rate and asset-based, with typical asset coverage greater than 1:1.

DISTRESSED SECURITIES. Distressed securities strategies involve investing in obligations of companies experiencing financial difficulties, including companies that may be subject to or threatened with bankruptcy, reorganization or liquidation proceedings, companies in default on outstanding obligations and companies experiencing decreasing revenues or earnings. Typical instruments include, but are not limited to, public and private debt securities, bank loans, trade creditor obligations and preferred and common stock. Underlying Managers pursuing a distressed securities strategy seek to identify specific securities or other obligations that are trading at discounts to their long-term realizable or "intrinsic" value (as determined by the manager). Such securities may be undervalued because, for example, of institutional portfolio and regulatory requirements imposed upon many creditors. Before an Underlying Manager makes an investment, extensive fundamental analysis is generally conducted to determine the value of the assets of a distressed company. The Underlying Manager normally will then calculate the value of each class of claims and securities in the company's capital structure and estimate the timing of a realization event in order to evaluate potential investment opportunities. An Underlying Manager may participate actively in restructuring negotiations as a representative of a creditors' committee or bank group when it is determined that such efforts will help the timing of the process. An Underlying Manager also may decide to purchase a "blocking position," or with other investors collectively build a "blocking position," in an effort to influence the outcome of a restructuring. This may involve an effort to shorten the timing of the restructuring or influence the capital structure of the newly reorganized company. In order to continuously monitor an investment position, an Underlying Manager generally will seek to have frequent discussions with the management, competitors and suppliers of the subject company and with industry experts.

Long/Short Equity

Underlying Managers using a global long/short equity strategy seek to use their stock selection skills to identify companies that have the potential to perform well (the long portfolio) and those that are expected to do poorly (the short portfolio). These Underlying Managers seek to actively manage market exposure by shifting the allocation between long and short investments over time depending on stock selection opportunities and the manager’s evaluation of equity markets generally. Because the combined long/short portfolio generally will have an emphasis on long equity market exposure, this strategy is intended to generate strong returns during rising equity markets, while the portion of the portfolio that is sold short is intended to reduce losses during falling equity markets.

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Global Asset Allocation

Underlying Managers using this strategy seek to dynamically allocate capital to relatively short-term trading opportunities around the world. These Underlying Managers implement both directional strategies (seeking to participate in rising and declining markets) and relative value approaches (establishing long positions in undervalued securities and short positions in related instruments believed to be overvalued). Successfully implementing a global macro strategy requires well-developed risk management procedures, as global macro managers often employ leverage.

No Restrictions on Investment Strategies

The foregoing description represents a general summary of the Investment Manager’s current approach to the Fund’s portfolio construction. The Fund is not constrained with respect to the investment decision-making methodologies, processes or guidelines described in this Memorandum, and may vary from them materially in the Investment Manager’s sole discretion and without prior notice to the Shareholders. Over time, markets change and the Investment Manager will seek to capitalize on attractive opportunities wherever they might be. Depending on conditions and trends in securities markets and the economy generally, the Investment Manager may pursue other objectives or employ other strategies or techniques that it considers appropriate and in the best interest of the Fund.

OVERVIEW OF INVESTMENT PROCESS

Identification and Selection of Underlying Funds and Underlying Managers

The Investment Manager uses a wide range of resources to seek to identify attractive investment strategies and promising Underlying Managers. These resources include, but are not limited to, the experience of the Investment Manager’s personnel and their relationships with Underlying Managers and prime-broker groups, Aetna’s proprietary investment department, conferences and seminars, relationships with other hedge fund investors, academic journals, database research and ideas generated from within the Investment Manager.

Once potential Underlying Managers are identified, the Investment Manager considers a variety of factors in selecting Underlying Funds, including, but not limited to:

▪	Sophistication of investment strategy and process;

▪	Risk management discipline;

▪	Experience, reputation and stability of key personnel;

▪	Level of transparency and access to key personnel;

▪	Historical and expected performance;

▪	Fit with existing portfolio;

▪	Business structure;

▪	Operational structure; and

▪	Key legal terms.

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Risk Management and Monitoring Investments

The Investment Manager employs an ongoing risk management process. Risk management with respect to portfolio construction is focused on seeking to (i) achieve reasonable diversification among investment strategies and among trading styles within strategies; (ii) maintain appropriate Underlying Fund diversification; and (iii) limit concentrated exposure to any particular asset class or financial market.

Risk management at the Underlying Fund level is focused on systematically evaluating quantitative and qualitative information related to an Underlying Fund and its respective strategies. The Investment Manager continually evaluates the Underlying Fund’s performance relative to expected results and other managers pursuing similar investment strategies. In addition to the quantitative analysis, the Investment Manager regularly monitors, through ongoing dialogue and manager visits, how consistently the investment strategy is implemented and other key investment and organizational criteria that could impact the manager’s future results.

Borrowing

The Fund may borrow money (i) for portfolio management purposes, including, without limitation, to purchase portfolio securities, (ii) to pay operating expenses, including, without limitation, investment management fees, or (iii) to fund repurchases of Shares. Such borrowing may be accomplished through credit facilities or derivative instruments or by other means.

The use of borrowings for investment purposes involves a high degree of risk. Under the Investment Company Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have asset coverage (as defined in the Investment Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Investment Company Act also provides that each of the Fund may not declare distributions, or purchase its Shares (including through repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable. The foregoing requirements do not apply to the Underlying Funds unless such Underlying Funds are registered under the Investment Company Act. The Board may modify the borrowing policies of the Fund, including the purposes for which borrowings may be made, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Shareholders, and the terms of any borrowings may contain provisions that limit certain activities of the Fund. It is anticipated that Underlying Funds may also utilize various forms of direct and indirect leverage.

RISK FACTORS

All investments carry risks to some degree. The Fund cannot guarantee that its investment objective will be achieved or that its strategy of investing in the Underlying Funds will be successful. An Investment In The Fund Involves Substantial Risks, Including The Risk That The Entire Amount Invested May Be Lost. The Fund allocates its assets to Underlying Managers and invests in Underlying Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other types of risks are also associated with investments in the Fund, including risks relating to the fund of funds structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of the Shares.

GENERAL RISKS

LIMITED OPERATING HISTORY.  The Fund was organized on June 11, 2012 and has no operating history. Personnel of the Investment Manager have experience in managing investment funds that invest in unregistered investment companies or separate accounts whose investment advisers are hedge fund managers. In addition, the Investment Manager may serve as investment manager for other pooled investment vehicles, including those not registered with the SEC. Nonetheless, the Fund may not succeed in meeting its objective, and its NAV may decrease.

LACK OF OPERATING HISTORY OF UNDERLYING FUNDS.  Certain Underlying Funds may be newly formed entities that have no operating histories. In such cases, the Investment Manager may evaluate the past investment performance of the applicable Underlying Managers or of their personnel. However, this past investment performance may not be indicative of the future results of an investment in an Underlying Fund. Although the Investment Manager and its affiliates and their personnel have considerable experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, the Fund’s investment programs should be evaluated on the basis that there can be no assurance that the Investment Manager’s assessments of Underlying Managers, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and its NAV may decrease.

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NON-DIVERSIFIED STATUS.  The Fund is considered “non-diversified” under the Investment Company Act. That means that the Fund is not subject to limitations under the Investment Company Act on the percentage of its assets that may be invested in the securities of any one issuer, market segment or Underlying Fund. The Fund’s NAV may therefore experience greater volatility than that of an investment company that is subject to such limitations. This policy gives the Fund more flexibility to invest in the obligations of a single borrower or issuer than if it were a “diversified” fund. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which generally requires that, at the end of each quarter: (1) at least 50% of the Fund’s total assets are invested in (i) cash and cash items (including receivables), Federal Government securities and securities of other regulated investment companies; and (ii) securities of separate issuers, each of which amounts to no more than 5% of the Fund’s total assets (and no more than 10% of the issuer’s outstanding voting shares), and (2) no more than 25% of the Fund’s total assets are invested in (i) securities (other than Federal Government securities or the securities of other regulated investment companies) of any one issuer; (ii) the securities (other than the securities of other regulated investment companies) of two or more issuers which the taxpayer controls and which are engaged in the same or similar trades or businesses or (iii) the securities of one or more qualified publicly traded partnerships.

INDUSTRY CONCENTRATION RISK.  Underlying Funds generally are not subject to industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry or group of related industries. Although the Fund does not believe it is likely to occur given the nature of its investment program, it is possible that, at any given time, the assets of Underlying Funds in which the Fund has invested will, in the aggregate, be invested in a single industry or group of related industries constituting 25% or more of the value of their combined total assets. However, because these circumstances may arise, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at some times be invested, through investments the Fund makes in the Underlying Funds, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Underlying Funds are not generally required to provide current information regarding their investments to their investors (including the Fund). Thus, the Fund and the Investment Manager may not be able to determine at any given time whether or the extent to which Underlying Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry.

REPURCHASE OFFERS; LIMITED LIQUIDITY; IN-KIND DISTRIBUTIONS.  The Fund will offer to purchase only a small portion of its Shares (generally each quarter), and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased.

The Fund’s repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. Such a decrease may therefore force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to it and cause its expense ratio to increase.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Investment Manager would otherwise want, potentially resulting in losses, and may increase the Fund’s portfolio turnover, subject to such policies as may be established by the Board in an attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

If a Shareholder tenders all of its Shares (or a portion of its Shares) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the Shareholder after the date on which the repurchase offer terminates. However, although the amount payable to the Shareholder will be based on the value of the Fund’s assets as of the repurchase date, the value of Shares that are tendered by Shareholders generally will not be determined until a date approximately one month later. Thus, a Shareholder will not know its repurchase price until after it has irrevocably tendered its Shares.

LIMITED LIQUIDITY; IN-KIND DISTRIBUTIONS.  Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis because the Fund is a closed-end fund. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

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The Fund expects to distribute cash to the Shareholders for Shares that are repurchased. However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Shares. Underlying Funds may be permitted to redeem their interests in-kind. Thus, the Underlying Funds may pay the Fund’s redemption proceeds in securities that are illiquid or difficult to value. In these circumstances, the Fund would seek to dispose of these securities in a manner that is in the best interests of the Fund. The Fund does not intend to make in-kind distributions to the Shareholders.

In addition, in extreme cases, the Fund may not be able to complete repurchases if it is unable to redeem a portion of its investment in Underlying Funds due to the Underlying Funds’ holding of illiquid investments.

BORROWING, USE OF LEVERAGE. The Fund may leverage its investments with the Underlying Managers by “borrowing.” In addition, the strategies implemented by the Underlying Managers typically are leveraged. The use of leverage increases both risk and profit potential. The Investment Manager may cause the Fund to use various methods to leverage investments, including (i) borrowing, (ii) swap agreements or other derivative instruments, (iii) employing certain Underlying Managers (many of which trade on margin and do not generally need additional capital in order to increase the level of the positions they acquire for it) to trade notional equity in excess of the equity actually available in their accounts or (iv) a combination of these methods. The Fund expects that under normal business conditions it will utilize a combination of the leverage methods described above. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Underlying Funds and, therefore, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Underlying Funds.

Derivative Instruments. The Fund and some or all of the Underlying Funds may use options, swaps, futures contracts, forward agreements and other derivatives contracts. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Fund or the Underlying Funds could present significant risks, including the risk of losses in excess of the amounts invested.

LEGAL, TAX AND REGULATORY.  Legal, tax and regulatory changes could occur that may materially adversely affect the Fund. For example, the regulatory and tax environment for derivative instruments in which Underlying Managers may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Fund and the ability of the Fund to pursue its trading strategies. Similarly, the regulatory environment for leveraged investors and for hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or hedge funds may materially adversely affect the ability of the Fund to pursue its investment objective or strategies. Increased regulatory oversight and other legislation or regulation relating to hedge fund managers, hedge funds and funds of hedge funds could result. Such legislation or regulation could pose additional risks and result in material adverse consequences to the Underlying Funds or the Fund and/or limit potential investment strategies that would have otherwise been used by the Underlying Managers or the Fund in order to seek to obtain higher returns.

NON-QUALIFICATION AS A REGULATED INVESTMENT COMPANY. If for any taxable year the Fund were to fail to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions. To qualify as a regulated investment company, the Fund must meet three numerical requirements each year regarding (i) the diversification of the assets it holds, (ii) the income it earns, and (iii) the amount of taxable income that it distributes to shareholders. These requirements and certain additional tax risks associated with investments in the Fund are discussed in “TAXES” in this Memorandum.

SPECIAL RISKS OF FUND OF FUNDS STRUCTURE

NO REGISTRATION. Underlying Funds generally will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not be entitled to the various protections afforded by the Investment Company Act with respect to its investments in Underlying Funds.  Accordingly, the provisions of the Investment Company Act, which, among other things, require investment companies to have securities held in custody at all times in segregated accounts and regulate the relationship between the investment company and its asset management, are not applicable to an investment in the Underlying Funds. Unlike registered investment companies such as the Fund, Underlying Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Investment Manager to monitor whether holdings of the Underlying Funds cause the Fund to be above specified levels of ownership in certain investment strategies. Although the Fund expects to receive information from each Underlying Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information. An Underlying Manager may use proprietary investment strategies that are not fully disclosed to its investors and may involve risks under some market conditions that are not anticipated by the Fund. In addition, while many Underlying Managers will register with the SEC and state agencies as a result of developments in certain laws, rules and regulations, some Underlying Managers may still be exempt from registration. In such cases, these Underlying Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.

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MULTIPLE LEVELS OF FEES AND EXPENSES.  Although in many cases investor access to the Underlying Funds may be limited or unavailable, an investor who meets the conditions imposed by an Underlying Fund may be able to invest directly with the Underlying Fund. By investing in Underlying Funds indirectly through the Fund, the investor bears asset-based fees and performance-based fees and allocations. Moreover, investors in the Fund bear a proportionate share of the fees and expenses of the Fund (including organizational and offering expenses not paid by the Investment Manager, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Underlying Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in an Underlying Fund directly or in a closed-end fund which did not utilize a “fund of funds” structure.

Most of the Underlying Funds may be subject to a performance-based fee or allocation, irrespective of the performance of other Underlying Funds and the Fund generally. Accordingly, an Underlying Manager to an Underlying Fund with positive performance may receive performance-based compensation from the Underlying Fund, and thus indirectly from the Fund and its Shareholders, even if the Fund’s overall performance is negative. Generally, fees payable to Underlying Managers of the Underlying Funds will range from 1% to 3% (annualized) of the average NAV of the Fund’s investment. In addition, certain Underlying Managers charge an incentive allocation or fee generally ranging from 15% to 30% of an Underlying Fund’s net profits, although it is possible that such ranges may be exceeded for certain Underlying Managers. The performance-based compensation received by an Underlying Manager also may create an incentive for that Underlying Manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the Underlying Manager without independent oversight.

UNDERLYING MANAGERS INVEST INDEPENDENTLY.  The Underlying Managers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Underlying Funds do, in fact, hold such positions, the Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. Furthermore, it is possible that from time to time, various Underlying Funds selected by the Investment Manager may be competing with each other for the same positions in one or more markets. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

LIQUIDITY CONSTRAINTS OF UNDERLYING FUNDS.  Since the Fund may make additional investments in or affect withdrawals from an Underlying Fund only at certain times pursuant to limitations set forth in the governing documents of the Underlying Fund, the Fund from time to time may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest and may have to borrow money to repurchase Shares. The redemption or withdrawal provisions regarding the Underlying Funds vary from fund to fund. Therefore, the Fund may not be able to withdraw its investment in an Underlying Fund promptly after it has made a decision to do so. Some Underlying Funds may impose early redemption fees while others may not. This may adversely affect the Fund’s investment return or increase the Fund’s expenses and limit the Fund’s ability to make offers to repurchase Shares from Shareholders.

Underlying Funds may be permitted to redeem their interests in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in an Underlying Fund, it may receive securities that are illiquid or difficult to value. See “CALCULATION OF NET ASSET VALUE.” In these circumstances, the Investment Manager would seek to dispose of these securities in a manner that is in the best interests of the Fund and does not intend to distribute securities to Shareholders.

Limitations on the Fund’s ability to withdraw its assets from Underlying Funds may, as a result, limit the Fund’s ability to repurchase Shares. For example, many Underlying Funds may impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Fund’s investment. After expiration of the lock-up period, withdrawals may be permitted only on a limited basis, such as semi-annually or annually. Because the primary source of funds to repurchase Shares will be withdrawals from Underlying Funds, the application of these lock-ups and other withdrawal limitations, such as gates or suspension provisions, will significantly limit the Fund’s ability to tender its Shares for repurchase.

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VALUATION OF UNDERLYING FUNDS.  The valuation of the Fund’s investments in Underlying Funds is ordinarily determined based upon valuations calculated by the Administrator, based on information provided by the Underlying Funds or their respective administrators. Although the Investment Manager reviews the valuation procedures used by all Underlying Managers, neither the Investment Manager nor the Administrator can confirm or review the accuracy of valuations provided by Underlying Funds or their administrators. An Underlying Manager may face a conflict of interest in valuing such securities since their values will affect the Underlying Manager’s compensation.

If an Underlying Manager’s valuations are consistently delayed or inaccurate, the Investment Manager generally will consider whether the Underlying Fund continues to be an appropriate investment for the Fund. The Fund may be unable to sell interests in such an Underlying Fund quickly, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the Underlying Manager’s valuations, and the Investment Manager may determine to discount the value of the interests or value them at zero, if deemed to be the fair value of such holding. Revisions to the Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Underlying Funds are completed. Promoting transparency and receiving necessary information from Underlying Funds may possibly be an impediment to monitoring the performance of Underlying Funds on a regular basis.

HIGH PORTFOLIO TURNOVER.  The Fund’s activities involve investment in the Underlying Funds, which may invest on the basis of short-term market considerations. The turnover rate within the Underlying Funds may be significant, potentially involving negative tax implications and substantial brokerage commissions, and fees. The Fund will have no control over this turnover. It is anticipated that the Fund’s income and gains, if any, will be primarily derived from ordinary income. In addition, the withdrawal of the Fund from an Underlying Fund could involve expenses to the Fund under the terms of the Fund’s investment.

INDEMNIFICATION OF UNDERLYING FUNDS.  The Underlying Managers often have broad indemnification rights and limitations on liability. The Fund may also agree to indemnify certain of the Underlying Funds and their Underlying Managers from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the shares of the Underlying Funds.

INVESTMENTS IN NON-VOTING SECURITIES. In order to avoid becoming subject to certain Investment Company Act prohibitions with respect to affiliated transactions, the Fund intends to own less than 5% of the voting securities of each Underlying Fund. This limitation on owning voting securities is intended to ensure that an Underlying Fund is not deemed an “affiliated person” of the Fund for purposes of the Investment Company Act, which may, among other things, potentially impose limits on transactions with the Underlying Funds, both by the Fund and other clients of the Investment Manager. To limit its voting interest in certain Underlying Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in an Underlying Fund. Other accounts managed by the Investment Manager may also waive their voting rights in a particular Underlying Fund (for example, to facilitate investment in small Underlying Funds determined to be attractive by the Investment Manager). Subject to the oversight of the Board, the Investment Manager will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Fund and its other clients in the particular Underlying Fund. Rights may not be waived or contractually limited for an Underlying Fund that does not provide an ongoing ability for follow-on investment, such as an Underlying Fund having a single initial funding, closing or commitment, after which no new investment typically would occur. These voting waiver arrangements may increase the ability of the Fund and other clients of the Investment Manager to invest in certain Underlying Funds. However, to the extent the Fund contractually forgoes the right to vote the securities of an Underlying Fund, the Fund will not be able to vote on matters that require the approval of the interest holders of the Underlying Fund, including matters adverse to the Fund’s interests.

Although the Fund may hold non-voting interests, the Investment Company Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Underlying Fund in accordance with applicable regulatory requirements, as may be determined by the Fund in consultation with counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified. There are also other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the Investment Company Act with respect to affiliated transactions could apply in some situations where the Fund owns less than 5% of the voting securities of an Underlying Fund. In these circumstances, transactions between the Fund and an Underlying Fund may, among other things, potentially be subject to the prohibitions relating to affiliates of Section 17 of the Investment Company Act notwithstanding that the Fund has entered into a voting waiver arrangement.

CONTROL OVER UNDERLYING MANAGERS.  The Fund will invest in Underlying Funds that it believes will generally, and in the aggregate, be managed in a manner consistent with the Fund’s investment objective and strategy. The Investment Manager will not have any control over the Underlying Managers, thus there can be no assurances that an Underlying Manager will manage its Underlying Funds in a manner consistent with the Fund’s investment objective.

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INVESTMENT-RELATED RISKS

GENERAL INVESTMENT-RELATED RISKS

GENERAL ECONOMIC AND MARKET CONDITIONS.  The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund in the Underlying Funds and, thus, the Fund’s investments. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

HIGHLY VOLATILE MARKETS.  Price movements of forwards, futures and other derivative contracts in which an Underlying Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Underlying Funds are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

RISKS OF SECURITIES ACTIVITIES OF THE UNDERLYING MANAGERS.  The Underlying Managers will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Investment Manager will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses. See “RISKS OF SECURITIES ACTIVITIES OF THE UNDERLYING MANAGERS” and “SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES” in this Memorandum and the SAI, respectively, for further information.

COUNTERPARTY CREDIT RISK. Many of the markets in which the Underlying Funds effect their transactions are “over the counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent an Underlying Fund invests in swaps, derivative or synthetic instruments, or other over the counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking to market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes an Underlying Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Underlying Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where an Underlying Fund has concentrated its transactions with a single or small group of counterparties. Underlying Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. However, the Investment Manager, with the intent to diversify, intends to attempt to monitor counterparty credit exposure of Underlying Funds. The ability of Underlying Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Investment Strategy-SPECIFIC INVESTMENT-RELATED RISKS

In addition to the risks generally described in this Memorandum and the SAI, the following are some of the specific risks of the investment strategies:

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Statistical Arbitrage Investments. This strategy depends on the mispricings identified by the Underlying Manager returning to historical or predicted norms. In the event that the perceived mispricings were to fail to normalize as expected, the Underlying Fund could incur a loss.

Equity Market Neutral Trading. This strategy attempts to exploit relative mispricings among “matched” equities rather than trading based on anticipated absolute price movements. Mispricings, even if correctly identified, may not be corrected by the market, at least within a timeframe over which it is feasible for an Underlying Fund to maintain a position.

Fixed Income Arbitrage. Fixed income arbitrage strategies generally involve identifying and exploiting pricing anomalies within and across global fixed income markets and their derivatives. Evaluating credit risk for debt securities involves uncertainty because credit rating agencies throughout the world have different standards, making comparison across countries difficult. Also, the market for credit spreads is often inefficient and illiquid, making it difficult to accurately calculate discounting spreads for valuing financial instruments. It is likely that a major economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Convertible Arbitrage. Convertible arbitrage strategies generally involve price spreads between the convertible security and the underlying equity security. To the extent the price relationships between such positions remain constant, no gain or loss on the position will occur. Such positions do, however, entail a substantial risk that the price differential could change unfavorably, causing a loss to the spread position. Substantial risks also are involved in borrowing and lending against such investments. The prices of these investments can be volatile, market movements are difficult to predict, and financing sources and related interest and exchange rates are subject to rapid change. Certain corporate securities may be subordinated (and thus exposed to the first level of default risk) or otherwise subject to substantial credit risks. Government policies, especially those of the Federal Reserve Board and foreign central banks, have profound effects on interest and exchange rates that, in turn, affect prices in areas of the investment and trading activities of convertible security arbitrage strategies. Many other unforeseeable events, including actions by various government agencies and domestic and international political events, may cause sharp market fluctuations.

Merger Arbitrage and Special Situations. Merger arbitrage and special situation strategies involve the purchase and sale of securities of companies involved in corporate reorganizations and business combinations, such as mergers, exchange offers, cash tender offers, spin-offs, leveraged buy-outs, restructurings and liquidations. Such strategies require an assessment of the likelihood of consummation of the proposed transaction, and an evaluation of the potential profits involved. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as the Underlying Manager had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Underlying Fund of the security in respect of which such distribution was made. The consummation of mergers and tender and exchange offers can be prevented or delayed by a variety of factors, including: (i) opposition of the management or stockholders of the target company, which will often result in litigation to enjoin the proposed transaction; (ii) intervention of a federal or state regulatory agency; (iii) efforts by the target company to pursue a “defensive” strategy, including a merger with, or a friendly tender offer by, a company other than the offeror; (iv) in the case of a merger, failure to obtain the necessary stockholder approvals; (v) market conditions resulting in material changes in securities prices; (vi) compliance with any applicable federal or state securities laws; and (vii) inability to obtain adequate financing.

A major stock market correction may result in the widening of arbitrage spreads generally and in the termination of some merger and acquisition (“M&A”) transactions. In the event of such a correction, to the extent the portfolios contain stock-for-stock transactions, short positions held by the Fund (through the Underlying Funds) in acquiring companies are anticipated to provide a significant but not complete offset to the potential losses on long positions held by the Fund (through the Underlying Funds) in target companies. A major stock market correction may also adversely affect the number and frequency of publicly announced M&A transactions available for investment by the Fund (through the Underlying Funds).

RISKS OF SECURITIES ACTIVITIES OF THE UNDERLYING MANAGERS

All securities investing and trading activities involve the risk of loss of capital. While the Investment Manager will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses. In addition to the risks generally described in this Memorandum and the SAI, the following discussion sets forth some of the more significant risks associated with the styles of investing which may be utilized by one or more Underlying Managers:

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EQUITY SECURITIES. Underlying Managers’ investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Underlying Managers also may invest in depositary receipts relating to non-U.S. securities, which are subject to the risks affecting investments in foreign issuers discussed under “NON-U.S. INVESTMENTS,” below. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

BONDS AND OTHER FIXED INCOME SECURITIES. Underlying Funds may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. Underlying Funds will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; U.S. government securities or debt securities issued or guaranteed by a non-U.S. government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

ASSET-BACKED SECURITIES. The Underlying Funds may invest in numerous types of asset-backed securities, including, for example, mortgage-backed securities. Such securities are extremely sensitive to the level and volatility of interest rates.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use credit enhancement techniques. Asset-backed securities present certain risks. Primarily, these securities do not have the benefit of the same security interest in the related collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. As a further example, most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Underlying Fund investments may also include private mortgage pass-through securities that are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private mortgage pass-through securities are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Such securities generally are structured with one or more types of credit enhancement.

LOW CREDIT QUALITY SECURITIES. To the extent an Underlying Fund invests in fixed-income securities, such Underlying Fund may be permitted to invest in particularly risky investments that also may offer the potential for correspondingly high returns. As a result, such Underlying Fund may lose all or substantially all of its investment in any particular instance. There is no minimum credit standard as a prerequisite to an investment in any security and the debt securities may be less than investment grade and may be considered to be “junk bonds” or be distressed or “special situations” with heightened risk of loss and/or liquidity. “Junk bonds” are considered by the rating agencies to be predominately speculative and may involve major risk exposures such as: (i) vulnerability to economic downturns and changes in interest rates; (ii) sensitivity to adverse economic changes and corporate developments; (iii) redemption or call provisions that may be exercised at inopportune times; and (iv) difficulty in accurately valuing or disposing of such securities. Such securities may rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of whose debt securities may be secured by substantially all of the issuer’s assets. Moreover, the Underlying Funds may invest in securities that are not protected by financial covenants or limitations on additional indebtedness.

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NON-U.S. INVESTMENTS. It is expected that Underlying Funds will invest in securities of non-U.S. companies and countries. Foreign obligations have risks not typically involved in domestic investments. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. issuers are subject and consequently, less information may be available to investors in companies located in such countries than is available to investors in companies located in the United States. The value of foreign investments may be affected by exchange control regulations; fluctuations in the rate of exchange between currencies and costs associated with currency conversions; the potential difficulty in repatriating funds; expropriation or nationalization of a company’s assets; delays in settlement of transactions; changes in governmental economic or monetary policies in the Unites States or abroad; or other political and economic factors.

Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more developed markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems.

FOREIGN CURRENCY TRANSACTIONS. Underlying Funds may engage in foreign currency transactions for a variety of purposes, including “locking in” the U.S. dollar price of a security between trade and settlement date, or hedging the U.S. dollar value of securities held in the Underlying Fund. Underlying Funds may also engage in foreign currency transactions for non-hedging purposes to generate returns.

Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve an Underlying Fund agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. An Underlying Fund would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Underlying Fund has contracted to receive in the exchange. An Underlying Manager’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

An Underlying Fund may enter into forward contracts for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when an Underlying Manager anticipates purchasing or selling a non-U.S. security. This technique would allow the Underlying Manager to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an existing holding of non-U.S. securities. Imperfect correlation may exist, however, between the non-U.S securities holdings of the Underlying Fund, and the forward contracts entered into with respect to those holdings. In addition, forward contracts may be used for non-hedging purposes, such as when an Underlying Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the applicable investment portfolio. Generally, Underlying Funds are subject to no requirement that they hedge all or any portion of their exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

SMALL CAPITALIZATION ISSUERS. Underlying Funds may invest in smaller capitalization companies, including micro cap companies. Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

DISTRESSED SECURITIES. Certain of the companies in whose securities the Underlying Funds may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic factors affecting a particular industry or specific developments within the companies. Such investments can result in significant or even total losses. In addition, the markets for distressed investment assets are frequently illiquid.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to an Underlying Fund of the security in respect to which such distribution was made.

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In certain transactions, an Underlying Fund may not be “hedged” against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated.

PURCHASING INITIAL PUBLIC OFFERINGS. Underlying Funds may purchase securities of companies in initial public offerings (“IPOs”) or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some IPOs may make it more difficult for an Underlying Manager to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or near-term prospects of achieving revenues or operating income. Further, when an Underlying Fund’s asset base is small, a significant portion of an Underlying Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Underlying Fund.

ILLIQUID PORTFOLIO INVESTMENTS. Underlying Funds may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and an Underlying Fund may not be able to sell them when the Underlying Manager desires to do so or to realize what the Underlying Manager perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over the counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

PAYMENT IN KIND FOR REPURCHASED SHARES. The Fund does not expect to distribute securities as payment for repurchased Shares except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Shareholders not requesting that their Shares be repurchased, or that the Fund has received distributions consisting of securities of Underlying Funds or securities from such Underlying Funds that are transferable to the Shareholders. In the event that the Fund makes such a distribution of securities as payment for Shares, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Securities Believed to Be Undervalued or Incorrectly Valued. Securities that Underlying Managers believe are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame the Underlying Managers anticipate. As a result, an Underlying Fund in which the Fund invests may lose all or substantially all of its investment in any particular instance. In addition, there is no minimum credit standard that is a prerequisite to an Underlying Manager’s investment in any instrument and some obligations and preferred stock in which an Underlying Manager invests may be less than investment grade.

Activist Trading Strategy. The success of the Fund’s investments in Underlying Funds that pursue an activist trading strategy may require, among other things: (i) that the Underlying Manager properly identify companies whose securities prices can be improved through corporate and/or strategic action; (ii) that the Underlying Funds acquire sufficient securities of such companies at a sufficiently attractive price; (iii) that the Underlying Funds avoid triggering anti-takeover and regulatory obstacles while acquiring their positions; (iv) that management of companies and other security holders respond positively to the Underlying Manager’s proposals; and (v) that the market price of a company’s securities increases in response to any actions taken by companies. There can be no assurance that any of the foregoing will succeed.

Successful execution of an activist strategy will depend on the cooperation of security holders and others with an interest in the company. Some security holders may have interests which diverge significantly from those of the Underlying Funds and some of those parties may be indifferent to the proposed changes. Moreover, securities that the Underlying Manager believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame the Underlying Manager anticipates, even if the Underlying Fund’s strategy is successfully implemented. Even if the prices for a company’s securities have increased, there is no assurance that the Underlying Fund will be able to realize any increase in the price.

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Interest Rate Risk. The Underlying Funds, and therefore the Fund, are subject to the risks of changes in interest rates. A decline in interest rates could reduce the amount of current income the Fund is able to achieve from interest on convertible debt and the proceeds of short sales. An increase in interest rates could reduce the value of convertible securities owned by the Underlying Funds. To the extent that the cash flow from a fixed income security is known in advance, the present value (i.e., discounted value) of that cash flow decreases as interest rates increase; to the extent that the cash flow is contingent, the dollar value of the payment may be linked to then prevailing interest rates. Moreover, the value of many fixed income securities depends on the shape of the yield curve, not just on a single interest rate. Thus, for example, a callable cash flow, the coupons of which depend on a short rate such as three-month LIBOR, may shorten (i.e., be called away) if the long rate decreases. In this way, such securities are exposed to the difference between long rates and short rates. The Underlying Funds may also invest in floating rate securities. The value of these investments is closely tied to the absolute levels of such rates, or the market’s perception of anticipated changes in those rates. This introduces additional risk factors related to the movements in specific interest rates that may be difficult or impossible to hedge, and that also interact in a complex fashion with prepayment risks.

Contingent Liabilities. The Fund may from time to time incur contingent liabilities in connection with an investment made through an Underlying Fund. For example, the Underlying Fund may purchase from a lender a revolving credit facility that has not yet been fully drawn. If the borrower subsequently draws down on the facility, the Underlying Fund might be obligated to fund a portion of the amounts due.

General Credit Risks. The value of any underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. The Underlying Managers cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Underlying Managers cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt. In the event of a foreclosure, the liquidation proceeds upon sale of such asset may not satisfy the entire outstanding balance of principal and interest on the loan, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss. The Fund will not have the right to proceed directly against obligors on bank loans, high yield securities and other fixed income securities selected by the Underlying Managers (“Reference Securities”).

Credit Default Swaps. The Underlying Funds may enter into credit default swaps. Under these instruments, an Underlying Fund will usually have a contractual relationship only with the counterparty of such credit default swaps and not the issuer of the obligation (the “Reference Obligation”) subject to the credit default swap (the “Reference Obligor”). The Underlying Funds will have no direct rights or recourse against the Reference Obligor with respect to the terms of the Reference Obligation nor any rights of set-off against the Reference Obligor, nor any voting rights with respect to the Reference Obligation. The Underlying Funds will not directly benefit from the collateral supporting the Reference Obligation and will not have the benefit of the remedies that would normally be available to a holder of such Reference Obligation. In addition, in the event of the insolvency of the credit default swap counterparty, the Underlying Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the Reference Obligation. Consequently, the Underlying Fund will be subject to the credit risk of the counterparty and in the event the Underlying Fund will be selling credit default swaps, the Underlying Fund will also be subject to the credit risk of the Reference Obligor. As a result, concentrations of credit default swaps in any one counterparty expose the Underlying Fund to risk with respect to defaults by such counterparty.

Short Positions. Short positions may comprise a significant portion of any Underlying Fund’s investments and, therefore, of the Fund’s overall portfolio. In short selling, an Underlying Fund will sell securities it does not own by borrowing such securities from a third party, such as a broker-dealer. Short positions may be held for both profit opportunities and for hedging purposes. An Underlying Manager may from time to time engage in short sales for an Underlying Fund in an approach known as “pairs trading,” where the Underlying Fund combines a long position in a particular security with a short position in a similar security in the same or related industry or sector. Pairs trading may be undertaken for speculative and/or hedging purposes and may be weighted toward either the long or short side of the position. An Underlying Manager may from time to time also make short sales “against the box”, where the Underlying Fund retains a long position in the same security. At any particular time, the Fund’s portfolio overall may be “net long” (i.e., the value of long positions, at cost, will be greater than the net exposure on short positions) or “net short” (net exposure on short positions will be greater than the value of long positions).

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Repurchase and Reverse Repurchase Agreements. The Underlying Funds may enter into repurchase and reverse repurchase agreements. When an Underlying Fund enters into a repurchase agreement, it “sells” securities to a broker-dealer or financial institution, and agrees to repurchase such securities on a mutually agreed date for the price paid by the broker-dealer or financial institution, plus interest at a negotiated rate. In a reverse repurchase transaction, an Underlying Fund “buys” securities issued from a broker-dealer or financial institution, subject to the obligation of the broker-dealer or financial institution to repurchase such securities at the price paid by the Underlying Fund, plus interest at a negotiated rate. The use of repurchase and reverse repurchase agreements by an Underlying Fund involves certain risks. For example, if the seller of securities to the Underlying Fund under a reverse repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Underlying Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Underlying Fund’s ability to dispose of the underlying securities may be restricted. It is possible, in a bankruptcy or liquidation scenario, that the Underlying Fund may not be able to substantiate its interest in the underlying securities. Finally, if a seller defaults on its obligation to repurchase securities under a reverse repurchase agreement, the Underlying Fund may suffer a loss to the extent that it is forced to liquidate its position in the market, and proceeds from the sale of the underlying securities are less than the repurchase price agreed to by the defaulting seller. Similar elements of risk arise in the event of the bankruptcy or insolvency of the buyer.

Bank Debt Transactions. Bank debt will be included as Reference Securities. Special risks associated with investments in bank loans and participations include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, and (iv) limitations on the ability of the holder of the interest affecting the Fund to directly enforce its rights with respect to participations. Successful claims in respect of such matters may reduce the cash flow and/or market value of certain of the Reference Securities.

In addition to the special risks generally associated with investments in bank loans described above, the Fund’s investments (through the Underlying Funds) in second-lien and unsecured bank loans will entail additional risks, including (i) the subordination of the Fund’s claims to a senior lien in terms of the coverage and recovery from the collateral and (ii) with respect to second-lien loans, the prohibition of or limitation on the right to foreclose on a second-lien or exercise other rights as a second-lien holder, and with respect to unsecured loans, the absence of any collateral on which the Fund may foreclose to satisfy its claim in whole or in part. In certain cases, therefore, no recovery may be available from a defaulted second-lien loan. The Fund’s investments (through the Underlying Funds) in bank loans of below investment grade companies also entail specific risks associated with investments in non-investment grade securities.

Complexity of Quantitative Trading Strategies; Reliance on Technology. Many of the investments that the Underlying Managers are expected to trade on behalf of the Fund, and many of the trading strategies that the Underlying Managers are expected to execute on behalf of the Fund, are highly complex. In certain cases, the successful application of a particular trading strategy may require relatively sophisticated mathematical calculations and relatively complex computer programs.

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LIMITS OF RISK DISCLOSURES.  The above discussions of the various risks, and the related discussion of risks in the SAI, that are associated with the Fund, the Shares and the Underlying Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Memorandum and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Memorandum.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.

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Prior Performance information

The Investment Manager has experience managing two private funds with substantially similar investment objectives, policies and strategies as the Fund. The tables below illustrate the past performance and certain performance-derived statistics of the Investment Manager in managing these private funds and do not represent the performance of the Fund.

The performance information has been adjusted to show the performance of the private funds net of the Fund’s annual operating expenses (after Waivers pursuant to the Expense Limitation Agreement, but not reflecting any applicable sales charges). The private funds’ fees and expenses are lower than those of the Fund. Past performance is no indication of future returns. All returns are unaudited. The returns of the MSCI World Equity Index and Barclays Capital U.S. Corporate Investment Grade Bond Index assume all dividends and distributions have been reinvested.

Private Fund A

MONTHLY RETURNS (since December 2000)
	Jan	Feb	Mar	Apr	May	June	July	Aug	Sept	Oct	Nov	Dec	Year
2012	0.77%	0.69%	0.52%	0.14%									2.14%
2011	0.91%	1.44%	0.80%	1.04%	-0.50%	-0.62%	0.73%	-1.55%	-1.34%	-1.02%	-0.10%	-0.05%	-0.30%
2010	0.95%	0.26%	1.45%	1.18%	-2.44%	-0.64%	0.66%	0.21%	1.99%	1.71%	0.41%	1.56%	7.46%
2009	1.49%	0.54%	-0.45%	-0.25%	2.20%	0.87%	1.00%	0.97%	1.41%	0.72%	0.67%	0.75%	10.36%
2008	-2.19%	-0.32%	-1.62%	0.49%	1.25%	0.38%	-2.20%	-1.13%	-6.39%	-5.18%	-3.68%	-2.72%	-21.23%
2007	1.15%	0.76%	1.62%	0.80%	1.83%	0.50%	-0.33%	-1.44%	0.78%	1.76%	-0.28%	0.46%	7.85%
2006	2.07%	0.18%	1.66%	1.14%	-0.53%	0.06%	-0.29%	0.73%	0.49%	1.27%	1.75%	1.35%	10.29%
2005	-0.32%	0.85%	-0.29%	-1.83%	-0.06%	1.12%	1.55%	0.99%	0.83%	-1.14%	0.75%	1.62%	4.08%
2004	1.54%	0.86%	0.35%	-0.26%	-0.64%	0.13%	-0.09%	-0.05%	0.25%	0.50%	1.93%	1.71%	6.38%
2003	1.99%	0.84%	0.53%	1.20%	1.48%	0.70%	-0.30%	0.38%	1.26%	1.00%	0.67%	0.65%	10.90%
2002	1.28%	-0.23%	1.01%	0.31%	0.23%	-1.27%	-2.45%	-0.20%	0.75%	0.64%	1.53%	2.98%	4.55%
2001	3.62%	0.83%	0.34%	0.77%	0.82%	-0.87%	0.31%	1.13%	-0.78%	0.95%	-0.17%	0.49%	7.61%
2000												0.98%	0.98%

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SUMMARY STATISTICS (December 2000 – April 2012)
	Private Fund A	MSCI World Equity Index	Barclays Capital U.S. Corporate Investment Grade Bond Index
Annualized Return	4.1%	2.5%	7.0%
Annualized Standard Deviation	4.7%	16.9%	6.1%
Annualized Sharpe Ratio	0.4	0.0	0.8
Percentage of Positive Months	69.3%	56.2%	69.3%
Largest Monthly Loss	-6.4%	-19.0%	-7.8%
Largest Cumulative Drawdown	-21.2%	-54.0%	-15.4%
Historical Beta (to Private Fund A)	1.0	0.1	0.2
Historical Correlation (to Private Fund A)	1.0	0.5	0.3
Return over 90 Day T-Bills	2.0%	0.5%	4.9%

Private Fund B

MONTHLY RETURNS (since January 2006)
	Jan	Feb	Mar	Apr	May	June	July	Aug	Sept	Oct	Nov	Dec	Year
2012	0.80%	0.81%	0.34%	0.12%									2.09%
2011	1.16%	1.31%	0.68%	1.06%	-0.54%	-0.58%	0.90%	-1.63%	-1.29%	-1.21%	0.01%	0.07%	-0.13%
2010	0.95%	0.09%	1.38%	1.12%	-2.37%	-0.60%	0.46%	0.29%	1.96%	1.78%	0.43%	1.49%	7.14%
2009	1.99%	0.43%	-0.31%	0.57%	1.98%	0.58%	1.16%	1.05%	1.52%	1.19%	0.94%	0.58%	12.31%
2008	-2.23%	-0.22%	-1.64%	0.40%	1.32%	0.59%	-2.48%	-1.38%	-6.63%	-5.05%	-3.28%	-2.46%	-21.03%
2007	0.94%	0.75%	1.55%	0.83%	1.89%	0.30%	-0.76%	-2.26%	0.69%	1.68%	-0.52%	0.39%	5.53%
2006	2.13%	0.47%	1.63%	1.15%	-0.54%	-0.15%	0.16%	0.67%	0.38%	1.11%	1.29%	0.74%	9.40%

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SUMMARY STATISTICS (January 2006 – April 2012)
	Private Fund B	MSCI World Equity Index	Barclays Capital U.S. Corporate Investment Grade Bond Index
Annualized Return	1.8%	2.6%	6.6%
Annualized Standard Deviation	5.4%	18.7%	6.8%
Annualized Sharpe Ratio	0.0	0.0	0.7
Percentage of Positive Months	71.1%	52.6%	68.4%
Largest Monthly Loss	-6.6%	-19.0%	-7.8%
Largest Cumulative Drawdown	-21.7%	-54.0%	-15.4%
Historical Beta (to Private Fund B)	1.0	0.2	0.3
Historical Correlation (to Private Fund B)	1.0	0.6	0.3
Return over 90 Day T-Bills	0.0%	0.8%	4.8%

This information above does not indicate how the Fund has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Fund’s holdings and the Fund’s expenses. Investments held by the Fund will not be identical to the investments of the private funds reflected in the returns shown above. The Fund’s results in the future may also be different because the private funds are not subject to certain investment limitations, diversification requirements and other restrictions under the Investment Company Act or Subchapter M of the Code.

MANAGEMENT OF THE FUND

THE BOARD OF TRUSTEES.  The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of the Board is and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”). To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the applicable fund, any committee of such board, or service providers. See “BOARD OF TRUSTEES AND OFFICERS” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

THE INVESTMENT MANAGER.  Pursuant to an investment management agreement (the “Investment Management Agreement”), Aetna Capital Management, LLC, an investment adviser registered under the Advisers Act, serves as the Fund’s Investment Manager. The Investment Manager is a subsidiary of Aetna Inc. (Aetna Inc. or any subsidiary or affiliate shall be referred to in this Memorandum as “Aetna.”)

As of May 1, 2012, the Investment Manager and its affiliates had assets under management of approximately $711 million.

The Investment Manager and its affiliates serve as investment managers to other funds that have investment programs which are similar to the investment program of the Fund, and the Investment Manager and/or its affiliates may in the future serve as an investment manage or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund. See “CONFLICTS OF INTEREST.”

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PORTFOLIO MANAGEMENT TEAM. The personnel of the Investment Manager who currently have primary responsibility for management of the Fund are:

MARK D. GARBER, President, Aetna Capital Management, LLC.

Mark D. Garber is President and Chief Investment Officer (CIO) of Aetna Capital Management, LLC, and has been responsible for all hedge fund investment activity at Aetna since 1999. Mr. Garber leads the Investment Manager’s investment committee, and he has overall responsibility for investment methodology, strategy allocations, Underlying Fund selection, Underlying Manager due diligence and risk management. From 1995 to 1999, Mr. Garber was Head of Aetna’s Investment Strategy and Policy Group, responsible for asset allocation and asset/liability management for approximately $21 billion of assets supporting Aetna’s Healthcare and Large Case Pensions businesses. Prior to joining the Investment Strategy and Policy Group, he held a variety of senior positions within Aetna’s Portfolio Management, Bond Investment and Corporate Finance departments. From 1984 to 1987, Mr. Garber was an Assistant Equity Portfolio Manager and the Manager of Operations for Dreman Value Management. He received his Bachelor of Science in Management Information Systems from New Hampshire College and his M.B.A. in Finance from the University of Hartford. Mr. Garber is also a Chartered Financial Analyst, a member of the Hartford Society of Financial Analysts, and a member of the board of the Connecticut Hedge Fund Association.

ROBERT ROCCO, Managing Director of Aetna Capital Management, LLC

Robert Rocco is a Managing Director of Aetna Capital Management, LLC and a member of its investment committee. Mr. Rocco is responsible for identification, evaluation, origination and ongoing risk management of certain strategies within the portfolio. As a member of the investment committee he is also involved in portfolio strategy and portfolio management. Prior to joining Aetna in 2004, Mr. Rocco worked in various capacities for Hartford Investment Management Company (“HIMCO,” a subsidiary of The Hartford Financial Services Group, Inc.), including Vice President and portfolio manager for the Insurance Portfolio Management group and a Director of Hedge Fund Investments where he was responsible for participating in portfolio strategy and management, as well as the identification, evaluation and risk management of HIMCO’s hedge fund investment portfolio. From 1996 to 2001, Mr. Rocco was a member of Hartford Life Insurance Company’s Portfolio Risk Management Group as a Portfolio Risk Manager responsible for $14 billion in general account portfolios, and he participated in Portfolio Manager due diligence and monitoring for Hartford Life Insurance Company’s alternative investment portfolios. From 1994 to 1996, Mr. Rocco was a portfolio analyst for Hartford Life Insurance Company, responsible for fixed -income and derivative modeling. From 1991 to 1994 he was an analyst in Hartford Life Insurance Company’s Equity Products and Annuity Divisions. Mr. Rocco has a B.S. in Finance from Bentley College and is a CFA charter holder.

JON ROONEY, Managing Director of Aetna Capital Management, LLC

Jon Rooney is a Managing Director of Aetna Capital Management, LLC and a member of its investment committee. Mr. Rooney is responsible for identification, evaluation, origination and ongoing risk management of certain strategies within the portfolio. He has been a professional in the financial services industry for over 15 years, with nine years fund of hedge fund experience. Most recently he served as a Senior Hedge Fund Analyst and Long/Short Equity Strategy Head for ING Investment Management, where he was responsible for allocation and portfolio decisions for all of the firm’s long/short equity portfolios, as well as sourcing new investment opportunities. Prior to ING he served as a Senior Hedge Fund Analyst for Tower Capital, Inc., where he was directly involved in portfolio construction and asset allocation for the firm’s 11 multi-manager hedge fund portfolios, representing approximately two billion dollars in assets. In addition, Mr. Rooney spent five years as an equity analyst with Sanford C. Bernstein & Co., Inc., and two with ABN AMRO Securities (USA) Inc. He graduated Cum Laude from the University of Connecticut in 1991, majoring in finance and earning a B.S. in Business Administration.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

THE INVESTMENT MANAGEMENT AGREEMENT. The Investment Management Agreement became effective as of [______], 2012, and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.” The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act), and is terminable at any time without penalty upon 60 days’ written notice to the Fund by either the Board or the Investment Manager. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement, or any other investment advisory contracts, will be available in the Fund’s first annual or semi-annual report to Shareholders.

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The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Investment Manager and any partner, director, officer or employee of the Investment Manager, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Investment Manager, or any partner, director, officer or employee of the Investment Manager, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

INVESTMENT MANAGEMENT FEE

The Fund pays to the Investment Manager an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Investment Manager to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly Investment Management Fee equal to 1.50% on an annualized basis of the Fund’s NAV as of each month-end, subject to certain adjustments. The Investment Management Fee will be paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. NAV means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Investment Manager for any month, NAV will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Investment Manager for that month. The Investment Management Fee will be computed as of the last day of each month, and will be due and payable in arrears within thirty-five business days after the end of the month.

PLATFORM MANAGER

Registered Fund Solutions, LLC, a Delaware limited liability company (the “Platform Manager”), acts as the manager of an administrative platform for registered investment companies such as the Fund. Pursuant to an agreement (“Platform Management Agreement”) between the Fund and the Platform Manager, the Platform Manager provides various services (“Program  Services”) to the Fund, including some or all of the following: (i) overseeing and periodically reviewing the service providers and professional firms that are engaged by the Fund (other than the Investment Manager) (collectively, “Service Providers”), including but not limited to the Fund’s administrator, accounting agent, transfer agent, custodian, compliance service, auditors, legal counsel, placement agent and insurance carriers; (ii) negotiating terms with Service Providers and/or otherwise securing administrative services for the Fund at favorable rates considering the quality and scope of the services provided; (iii) negotiating insurance coverage for the investment companies using the platform, including the Fund, and allocating the costs of such insurance between such parties; (iv) forming the Board of Trustees for the Fund, and providing for and/or making arrangements for adequate meeting facilities for the Fund’s quarterly and periodic Board meetings as necessary; (v) following relevant industry news, trends, important topics and best practices as they relate to investment products, providers, professional firms, technologies, services and regulatory/legal issues; and (vi) maintaining all books and records of the Fund required by Rule 31a-1 under the Investment Company Act (other than those records being maintained by the Fund’s administrator, custodian or transfer agent) and preserving such records for the periods prescribed therefore by Rule 31a-2 of the Investment Company Act.

In consideration of the Platform Manager providing (or engaging other parties to provide) the Program Services, the Fund will pay the Platform Manager a monthly fee (the “Platform Manager Fee”) of 0.10% of the Fund’s net assets as of each month-end, subject to an annual minimum of $42,000. For purposes of determining the Platform Manager Fee payable to the Platform Manager for any month, NAV will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Platform Manager Fee payable to the Platform Manager for that month. Pursuant to the Platform Manager Agreement, the Platform Manager will bear all of its own overhead expenses, including but not limited to rent, salaries, office equipment and communications expenses. In addition, the Platform Manager is responsible for the payment of the compensation and expenses of those Managers affiliated with the Platform Manager, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

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PLACEMENT AGENT

Foreside Fund Services, LLC (the “Placement Agent”), whose principal business address is Three Canal Plaza, Portland, Maine 04101, acts as placement agent to the Fund on a best-efforts basis, subject to various conditions, pursuant to a placement agent agreement (“Placement Agent Agreement”) between the Fund and the Placement Agent.

Shares in the Fund are offered with a maximum sales charge of 2.00% of the subscription amount. The Fund or Investment Manager may elect to reduce, otherwise modify or waive the sales charge with respect to any Shareholder. No sales charge is expected to be charged with respect to investments by the Investment Manager, its affiliates, and its directors, principals, officers and employees and others in the Fund’s sole discretion.

The Placement Agent is also responsible for entering into sub-placement agent agreements with brokers and dealers in connection with the offering of Shares and for negotiating the terms of any such arrangements. Sub-placement agents shall receive any applicable sales charge.

Neither the Placement Agent nor any other party is obligated to buy from the Fund any of the Shares. There is no minimum aggregate amount of Shares required to be purchased. In addition, the Placement Agent does not intend to make a market in the Shares.

The Investment Manager and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Placement Agent) from time to time in connection with the distribution of Shares and/or the servicing of Shareholders and/or the Fund. These payments will be made out of the Investment Manager’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. Contact your financial intermediary for details about revenue sharing payments it receives or may receive.

Pursuant to the Placement Agent Agreement, the Placement Agent is solely responsible for its costs and expenses incurred in connection with its qualification as a broker-dealer under state or federal laws. The Placement Agent Agreement also provides that the Fund will indemnify the Placement Agent and its affiliates and certain other persons against certain liabilities.

Pursuant to an agreement between the Placement Agent and the Investment Manager, the Investment Manager has also agreed to compensate and reimburse the Placement Agent for its provision to the Fund of any placement agent services.

ADMINISTRATION

The Fund has retained the Administrator, UMB Fund Services, Inc., whose principal business address is 803 W Michigan, Milwaukee, WI 53233, to provide administrative services, and to assist with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator is responsible directly or through its agents for, among other things, providing the following services to each of the Fund; (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares of the Fund, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the NAV of the Fund in accordance with U.S. generally accepted accounting principles and procedures defined in consultation with the Investment Manager; (5) overseeing the preparation of semi-annual and annual financial statements of the Fund in accordance with U.S. generally accepted accounting principles, quarterly reports of the operations of the Fund and information required for tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Investment Manager.

In consideration for these services, the Fund pays the Administrator a minimum monthly administration fee of $5,000, or $60,000 on an annualized basis (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund, and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

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The Administration Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Administrator and any partner, director, officer or employee of the Administrator, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of administration services for the Fund. The Administration Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund or the Administrator, or any partner, director, officer or employee of the Administrator, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to such fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to such fund.

SERVICING AGENT

The Investment Manager or one of its affiliates serves as the Fund’s servicing agent (in such capacity, the “Servicing Agent”). Pursuant to the terms of a Fund Servicing Agreement (the “Servicing Agreement”) that has been approved by the Board, the Servicing Agent is responsible, either directly or through one of its affiliates or agents, for, among other things, providing various services not required to be performed by the Administrator or other service providers engaged by the Fund, which may include the following: (1) providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund and shareholder services; (2) as agreed from time to time with the Board in accordance with Rule 38a-1 under the Investment Company Act, making available the services of appropriate compliance personnel and resources relating to compliance policies and procedures of the Fund; (3) providing the Fund with office space and office equipment and services including telephone service, heat, utilities, stationery supplies and similar items; (4) assisting in the establishment of Shareholder accounts and providing ongoing account maintenance services to Shareholders, including handling inquiries from Shareholders regarding the Fund; (5) assisting in communicating with Shareholders and providing information about the Fund, Shares owned by Shareholders, repurchase offers and other activities of the Fund; (6) assisting in enhancement of relations and communication between Shareholders and the Fund; (7) handling Shareholder inquiries and calls relating to administrative matters; (8) assisting in the maintenance of the Fund’s records with respect to the Shareholders; (9) assisting the Fund in providing or procuring accounting services for the Fund and Shareholder accounts; (10) assisting in the administration of meetings of the Board and its committees and the Shareholders; (11) assisting in administering subscriptions and tender offers, including assistance in the preparation of regulatory filings and the transmission of cash between Shareholders and the Fund; (12) assisting in arranging for, at the Fund’s expense, the preparation of all required tax returns; (13) assisting in the periodic updating of the Fund’s Confidential Private Placement Memorandum and statement of additional information, the preparation of proxy statements to Shareholders, and the preparation of reports filed with regulatory authorities; (14) to the extent requested by the Board or officers of the Fund, negotiating changes to the terms and provisions of the Fund’s custody, administration and escrow agreements; (15) providing information and assistance as requested in connection with the registration of the Fund’s Shares in accordance with state securities requirements; (16) providing assistance in connection with the preparation of the Fund’s periodic financial statements and annual audit as reasonably requested by the Board or officers of the Fund or the Fund’s independent accountants; and (17) supervising other aspects of the Fund’s operations and providing other administrative services to the Fund.

The Servicing Agreement provides that, in the absence of willful misfeasance or gross negligence of its obligations to the Fund, the Servicing Agent and any partner, director, officer or employee of the Servicing Agent, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Servicing Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Servicing Agent, or any partner, director, officer or employee of the Investment Manager, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance or gross negligence of its obligations to the Fund.

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In consideration for these services, the Fund will pay the Servicing Agent a monthly servicing fee (the “Servicing Fee”), equal to 0.50% on an annualized basis of the Fund’s net asset value as of each month-end. For purposes of determining the Servicing Fee due to the Servicing Agent for any month, net asset value will be calculated prior to any reduction for any fees and expenses for that month, including, without limitation, the Servicing Fee payable for that month. The Servicing Fee will be paid to the Servicing Agent out of the Fund’s assets and will decrease the net profits or increase the net losses of the Fund.

CUSTODIAN

UMB Bank, N.A. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Manager or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 928 Grand Blvd., Kansas City, MO 64106.

FUND EXPENSES

The Fund will pay all of its expenses, or reimburse the Investment Manager or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of Shares; all fees and expenses reasonably incurred in connection with the operation of the Fund; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments; quotation or valuation expenses; the Investment Management Fee, the Servicing Fee, the Platform Manager Fee and the Administration Fee; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses (including, without limitation, expenses of consultants who perform fund manager due diligence research); fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund; bank services fees; costs and expenses relating to any amendment of the Agreement and Declaration of Trust or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing Memorandums, SAIs, and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Investment Manager or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

“Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity; expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

The Investment Manager will bear all of its expenses and costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of investments. In addition, the Investment Manager is responsible for the payment of the compensation and expenses of those officers of the Fund affiliated with the Investment Manager, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

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The Fund will bear directly certain ongoing offering costs associated with any periodic offers of Shares which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders.

The Investment Manager has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, and any acquired fund fees and expenses) do not exceed 2.50% on an annualized basis (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit. The Expense Limitation Agreement has an initial one-year term and will automatically renew for consecutive one-year terms thereafter unless sooner terminated. Neither the Fund nor the Investment Manager may terminate the Expense Limitation Agreement during the initial one-year term. After the initial one-year term, either the Fund or the Investment Manager may terminate the Expense Limitation Agreement upon 30 days’ written notice.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to Shareholders.

VOTING

Each Shareholder will have the right to cast a number of votes, based on the value of such Shareholder’s Shares, at any meeting of Shareholders called by the Board. Except for the exercise of such voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

CONFLICTS OF INTEREST

The Fund may be subject to a number of actual and potential conflicts of interest.

The Investment Manager and its affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Investment Manager and its affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, the Investment Manager, its affiliates and their respective clients may themselves invest in securities that would be appropriate for the Fund. By acquiring Shares, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

Although the Investment Manager and its affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Investment Manager or its affiliates will be appropriate for the Fund or will be referred to the Fund. The Investment Manager and its affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Investment Manager and their affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Investment Manager or its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund and the Investment Manager have adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

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OUTSTANDING SECURITIES

As of the date of this Memorandum there were no outstanding Shares of the Fund.

TENDER OFFERS/OFFERS TO REPURCHASE

A substantial portion of the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end fund, which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares.

At the discretion of the Board and provided that it is in the best interests of the Fund and the Shareholders to do so, the Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly beginning on September 30, 2013 (or such earlier or later date as the Board may determine), with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year.

The Board will consider the following factors, among others, in making its determination for the Fund to make each repurchase offer:

•	the recommendation of the Investment Manager;

•	whether any Shareholders have requested to tender Shares or portions thereof to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from investments);

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares or portions thereof;

•	the availability of information as to the value of the Fund’s assets;

•	the economic condition of the securities markets and the economy generally as well as political, national or international developments or current affairs; and

•	the anticipated tax consequences to the Fund of any proposed repurchases of Shares or portions thereof.

Each repurchase offer ordinarily will be limited to the repurchase of approximately 10% of the Fund’s Shares but the Board will set an amount based on relevant factors, including the liquidity of the Fund’s positions and the Shareholder’s desire for liquidity. A Shareholder that participates in a repurchase offer with a Valuation Date (as defined below) occurring prior to the end of the 12th month of its admission to the Fund may be subject to a penalty payable to the Fund equal to 5% of the amount requested to be repurchased, to be netted against withdrawal proceeds. A Shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the Shareholder’s purchase of the Shares.

Shares will be repurchased at their NAV determined as of approximately March 31, June 30, September 30 and December 31, as applicable (each such date, a “Valuation Date”). Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 95 days prior to the date of repurchase by the Fund. Shareholders who tender may not have all of the tendered Shares repurchased by the Fund. If over-subscriptions occur, the Fund may elect to repurchase less than the full amount that a Shareholder requests to be repurchased. In such an event, the Fund may repurchase only a pro rata portion of the amount tendered by each Shareholder.

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The decision to offer to repurchase Shares is in the complete and absolute discretion of the Board, which may, under certain circumstances, elect not to offer to repurchase Shares. In certain circumstances, the Board may require a Shareholder to tender its Shares.

A Shareholder who tenders for repurchase only a portion of his Shares in the Fund will be required to maintain a minimum account balance of $50,000. If a Shareholder tenders a portion of his Shares and the repurchase of that portion would cause the Shareholder’s account balance to fall below this required minimum (except as a result of pro ration), the Fund reserves the right to reduce the portion of the Shares to be purchased from the Shareholder so that the required minimum balance is maintained. Such minimum capital account balance requirement may also be waived by the Board in its sole discretion, subject to applicable federal securities laws.

TENDER/REPURCHASE PROCEDURES

Due to liquidity restraints associated with the Fund’s investments in Underlying Funds it is presently expected that, under the procedures applicable to the repurchase of Shares, Shares will be valued as of the applicable Valuation Date. The Fund will generally pay the value of the Shares repurchased (or as discussed below, 95% of such value if all Shares owned by a Shareholder are repurchased) within approximately 45 days after the Valuation Date. This amount will be subject to adjustment within 45 days after completion of the annual audit of the Fund’s financial statements for the fiscal year in which the repurchase is effected. Shares may be repurchased prior to Underlying Fund audits. To mitigate any effects of this, if all Shares owned by a Shareholder are repurchased, the Shareholder will receive an initial payment equal to 95% of the estimated value of the Shares (after adjusting for fees, expenses, reserves or other allocations or redemption charges) within approximately 45 days after the Valuation Date, subject to audit adjustment, and the balance due will be determined and paid within 45 days after completion of the Fund’s annual audit.

Under these procedures, Shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of the Shares as of the Valuation Date. The Shareholder may inquire of the Fund, at the telephone number indicated within this Memorandum, as to the value of the Shares last determined. In addition, there will be a substantial period of time between the date as of which the Shareholders must tender the Shares and the date they can expect to receive payment for their Shares from the Fund. However, promptly after the expiration of a repurchase offer, Shareholders whose Shares are accepted for repurchase may be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund’s obligation to pay for repurchased Shares. Any promissory notes will be held by the Fund Administrator and can be provided upon request by calling UMB Fund Services at, [___________]. Payments for repurchased Shares may be delayed under circumstances where the Fund has determined to redeem its interest in Underlying Funds to make such payments, but has experienced delays in receiving payments from the Underlying Funds.

Repurchase of Shares by the Fund are subject to certain regulatory requirements imposed by SEC rules. Notwithstanding the foregoing, the Fund may postpone payment of the repurchase price and may suspend repurchases during any period or at any time.

In accordance with the terms and conditions of the Agreement and Declaration of Trust, the Fund may cause a mandatory repurchase or redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, in the event that the Board determines or has reason to believe, in its sole discretion, that: (i) its Shares have been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of a Shareholder; (ii) ownership of the Shares by such Shareholder or other person will cause the Fund to be in violation of, or subject the Fund or the Investment Manager to additional registration or regulation under the securities, commodities, or other laws of the United States or any other jurisdiction; (iii) continued ownership of the Shares by such Shareholders may be harmful or injurious to the business or reputation of the Fund or the Investment Manager, or may subject the Fund or any Shareholders to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true, or the Shareholder has breached any covenant made by it in connection with the acquisition of Shares; or (v) it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Shares in circumstances where the Board determines that doing so is in the best interests of the Fund in a manner as will not discriminate unfairly against any Shareholder.

TRANSFERS OF SHARES

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

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Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “INVESTOR QUALIFICATIONS.” Notice of a proposed transfer of a Share must also be accompanied by a properly completed investor application in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than $50,000. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Agreement and Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Agreement and Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Investment Manager, the Sponsor and each other Shareholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Agreement and Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

ANTI-MONEY LAUNDERING

If the Fund, the Investment Manager or any governmental agency believes that the Fund has sold Shares to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, Investment Manager or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Shares. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

CREDIT FACILITY

The Fund may enter into one or more credit agreements or other similar agreements negotiated on market terms (each, a “Borrowing Transaction”) with one or more banks or other financial institutions which may or may not be affiliated with the Investment Manager (each, a “Financial Institution”) as chosen by the Investment Manager and approved by the Board.  The Fund may borrow under a credit facility for a number of reasons, including without limitation, to pay fees and expenses, to make annual income distributions and to satisfy certain Repurchase Offers in a timely manner to ensure liquidity for the investors.  To facilitate such Borrowing Transactions, the Fund may pledge its assets to the Financial Institution.

CALCULATION OF NET ASSET VALUE

GENERAL

The Fund calculates its NAV as of the close of business on the last day of each month and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board. Shareholders will receive the estimated NAV of the Fund, free of charge upon request.

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The Valuation Committee will oversee the valuation of the Fund’s investments on behalf of the Fund. The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). The Valuation Procedures provide that the Fund will value its investments in direct investments and Underlying Funds at fair value.

In accordance with the Valuation Procedures, fair value as of each month-end or other applicable accounting periods, as applicable, ordinarily will be the value determined as of such date by each Underlying Fund in accordance with the Underlying Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Underlying Fund will represent the amount that the Fund could reasonably expect to receive from the Underlying Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that the Underlying Fund does not report a month-end value to the Fund on a timely basis, the Fund will determine the fair value of such Underlying Fund based on the most recent final or estimated value reported by the Underlying Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the Underlying Manager of an Underlying Fund.

Prior to the Fund investing in any Underlying Fund, the Investment Manager will conduct a due diligence review of the valuation methodologies utilized by the Underlying Fund, which as a general matter will utilize market values when available, and otherwise will utilize principles of fair value that the Investment Manager reasonably believes to be consistent, in all material respects, with those used by the Fund in valuing its own investments. Although the Valuation Procedures provide that the Investment Manager will review the valuations provided by the Underlying Managers to the Underlying Funds, none of the Board or the Investment Manager will be able to confirm independently the accuracy of valuations provided by such Underlying Managers, which may be unaudited.

The Fund’s Valuation Procedures require the Investment Manager to take reasonable steps in light of all relevant circumstances to value the Fund’s portfolio. The Investment Manager will consider such information, and may conclude in certain circumstances that the information provided by an Underlying Manager does not represent the fair value of the Fund’s interests in the Underlying Fund. Although redemptions of interests in Underlying Funds are subject to advance notice requirements, Underlying Funds will typically make available NAV information to holders which will represent the price at which, even in the absence of redemption activity, the Underlying Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Underlying Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, the Investment Manager will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the Underlying Manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with U.S. generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Underlying Fund. In other cases, as when an Underlying Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Underlying Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Underlying Fund. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Underlying Managers, upon which the Fund calculates its month-end NAV and the NAV of each Share may be subject to later adjustment or revision, based on information reasonably available at that time. For example, any “estimated” values from Underlying Funds may be revised and fiscal year-end NAV calculations of the Underlying Funds may be audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares in the Fund repurchased at a NAV calculated prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances. As a result, to the extent that such subsequently adjusted valuations from the Underlying Managers or revisions to the NAV of an Underlying Fund adversely affect the Fund’s NAV, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

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The Valuation Procedures provide that, where deemed appropriate by the Investment Manager and consistent with the Investment Company Act, investments in Underlying Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Investment Manager, in accordance with the Valuation Procedures, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the Valuation Procedures utilized by the Investment Manager are fair to the Fund and consistent with applicable regulatory guidelines.

To the extent the Fund invests in securities or other instruments that are not investments in Underlying Funds, the Fund will generally value such assets as described below. Securities traded (1) on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price, and (2) on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on NASDAQ for which the NOCP is not available will be valued at the mean between the closing bid and asked prices in this market. Securities traded on a foreign securities exchange generally will be valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. dollars at the current exchange rate. If an event occurs between the close of the foreign exchange and the computation of the Fund’s NAV that would materially affect the value of the security, the value of such a security will be adjusted to its fair value. Except as specified above, the value of a security, derivative, or synthetic security that is not actively traded on an exchange shall be determined by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models, or combinations of these. The Investment Manager will monitor the value assigned to each security by the pricing service to determine if it believes the value assigned to a security is correct. If the Investment Manager believes that the value received from the pricing service is incorrect, then the value of the security will be its fair value as determined in accordance with the Valuation Procedures.

Debt securities will be valued in accordance with the Valuation Procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Investment Manager, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Board to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Investment Manager and/or the Board, in consultation with the Administrator, will reevaluate the Fund’s fair value methodology to determine, what, if any, adjustments should be made to the methodology.

Although the Valuation Procedures approved by the Board and the Fund provide that the Investment Manager will review the valuations provided by the Administrator (via the Underlying Managers or their administrators), neither the Investment Manager nor the Administrator will be able to confirm independently the accuracy of any valuations provided thereby.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Board and/or the Investment Manager (in reliance on the Underlying Funds and/or their administrators) regarding appropriate valuations should prove incorrect. The Fund may desire to dispose of an interest in an Underlying Fund, but be unable to dispose of such interest, and could therefore be obligated to continue to hold the interests for an extended period of time. In such a case, the Administrator, upon consultation with the Investment Manager, may continue to value the interests in accordance with the Valuation Procedures, without the benefit of the Underlying Manager’s or its administrator’s valuations, and may, if so instructed by the Investment Manager, in its sole discretion, discount the value of the interests, if applicable, in accordance with the Valuation Procedures.

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SUSPENSION OF CALCULATION OF NET ASSET VALUE

As noted above, the Fund calculates its NAV as of the close of business on the last day of each month. However, there may be circumstances where it may not be practicable to determine an NAV, such as during any period when the principal stock exchanges for securities in which Underlying Funds have invested their assets are closed other than for weekends and customary holidays (or when trading on such exchanges is restricted or suspended). In such circumstances, the Board (after consultation with the Investment Manager) may suspend the calculation of NAV.  The Fund will not accept subscriptions for Shares if the calculation of NAV is suspended, and the suspension may require the termination of a pending repurchase offer by the Fund (or the postponement of the Valuation Date for a repurchase offer). Notwithstanding a suspension of the calculation of NAV, the Fund will be required to determine the value of its assets and report NAV in its semi-annual and annual reports to Shareholders, and in its reports on Form N-Q filed with the SEC after the end of the first and third quarters of the Fund’s fiscal year.  The Fund will resume calculation of NAV after the Board (in consultation with the Investment Manager) determines that conditions no longer require suspension of the calculation of NAV.

TAXES

The following is a summary of certain U.S. federal income tax considerations relevant under current law, which is subject to change, possibly with retroactive effect. Except where otherwise specifically indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your own tax adviser regarding tax considerations relevant to your specific situation, including federal, state, local and non-U.S. taxes.

Taxation of the Fund

The Fund intends to qualify as a regulated investment company (a “RIC”) under federal income tax law. As a RIC, the Fund will generally not be subject to federal corporate income taxes, provided that it distributes out to Shareholders their taxable income and gain each year. To qualify for treatment as a RIC, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with this distribution requirement. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a RIC. If for any taxable year the Fund were not to qualify as a RIC, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to Shareholders. In that event, taxable Shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate Shareholders could be eligible for the dividends-received deduction.

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The Code imposes a nondeductible 4% excise tax on RICs that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Distributions to Shareholders

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. In general, distributions will be taxable to you for federal, state and local income tax purposes. Distributions are taxable whether they are received in cash or reinvested in Fund shares. A shareholder may thus recognize income and gain taxable for federal, state and local income tax purposes and not receive any cash distributions to pay any resulting taxes. As described below under “Investments in Passive Foreign Investment Companies,” the Fund expects that its distributions attributable to its investments in the Underlying Funds will generally be taxable to Shareholders at ordinary income rates.

Fund distributions, if any, that are attributable to “qualified dividend income” or “long-term capital gains” earned by the Fund or would be taxable to Shareholders at reduced rates. The Fund does not currently expect, however, that it will earn significant qualified dividend income or long-term capital gains and, therefore, does not anticipate that it will make such distributions to you of any significance. Likewise, the Fund does not anticipate that any of its dividends paid to Shareholders that are corporations will be eligible for the “dividends received” deduction. The reduced rate on the qualified dividend income is scheduled to expire for Taxable Years beginning after December 31, 2012.

Shareholders are generally taxed on any dividends from the Fund in the year they are actually distributed. But dividends declared in October, November or December of a year, and paid in January of the following year, will generally be treated for federal income tax purposes as having been paid to Shareholders on December 31.

Investments in Passive Foreign Investment Companies

The Fund intends to principally acquire interests in Underlying Funds organized outside the United States that are treated as corporations for U.S. tax purposes and that will generally be treated as passive foreign investment companies (“PFICs”) for federal income tax purposes.

The Fund intends to elect to “mark to market” all shares that it holds in PFICs at the end of each taxable year (the “Mark to Market Election”). By making this election, the Fund will recognize as ordinary income any increase in the value of those PFIC shares as of the close of the taxable year (subject to elective adjustments for reductions in the value of PFIC stock that occurs after October 31 of such taxable year and for deferral of losses from the prior taxable year) over their adjusted basis and as ordinary loss any decrease in that value unless the loss is required to be deferred. Gains realized with respect to PFICs that the Fund has made a Mark to Market Election will be ordinary income. If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the Mark to Market Election described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC shares are sold, at which point the loss will be treated as a capital loss. Capital losses recognized by the Fund in a taxable year will generally be deductible only against capital gains recognized by the Fund in that year or one of the following eight taxable years, but the Fund does not expect to generate significant capital gains from its investments, which means that capital losses recognized by the Fund will generally not result in a reduction of taxable distribution to Shareholders.

By making the mark-to-market election, the Fund may be required to recognize income (which generally must be distributed to the Fund’s shareholders, including the Fund, and then by the Fund to its Shareholders) in excess of the distributions that it receives from PFICs. Accordingly, the Fund may need to borrow money or to dispose of its interests in the Underlying Funds in order to make the required distributions.

If the Fund does not make the Mark to Market Election with respect to a PFIC, it may under certain circumstances elect to treat the PFIC as a qualified electing fund (a “QEF”), which would result in the Fund recognizing income and gain each year based on its allocable share of the income and gain recognized by the QEF. The Fund does not generally anticipate that it will be able to make QEF elections with respect to the Underlying Funds. If neither a Mark to Market Election nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the Fund. In such a case, the Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Fund as a dividend to the Fund’s Shareholders.

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Investments in PartnershipS

The Fund may also own interests in entities that are classified as partnerships for federal income tax purposes. As a partner in a partnership, the Fund will be required to recognize its allocable share of taxable income, if any, from the partnership, whether or not such income is actually distributed from the partnership to the Fund. Accordingly, the Fund may need to borrow money or dispose of its interests in underlying funds to make the required distributions. Additionally, the Fund may receive an allocation of items of income or deduction that are tax preferences or adjustments to income for alternative minimum tax purposes which will be passed through to Fund’s shareholders.

The character of the income recognized by the Partnership flows through to the Fund including for purposes of determining whether at least 90% of the income of the Fund is qualifying income. Accordingly, if a Partnership derives income other than qualifying income, such income will not count toward meeting the 90% requirement.

Because the IRS may deem the Fund to own a proportionate share of a partnership’s assets in determining whether it meets the asset diversification test, the Fund will limit its investments in partnerships to avoid violating the diversification tests.

Expenses

As long as the Fund is not continuously offered pursuant to a public offering, regularly traded on an established securities market or does not have at least 500 shareholders at all times during the taxable year, certain expenses incurred by the Fund that if paid by an individual would be deductible only as “miscellaneous itemized deductions” are generally not deductible by the Fund. Instead each shareholder will be treated as if it received a dividend in an amount equal to its allocable share of the Fund’s expenses and then having paid such expenses itself. For non corporate taxpayers, such expenses will generally be itemized deductions and must be aggregated with certain other “miscellaneous itemized deductions” and may be deducted only to the extent such aggregate expenses exceed 2% of such taxpayer’s adjusted gross income. Additionally beginning in 2013 itemized deductions will be reduced as a taxpayer’s income exceeds certain thresholds. Finally such expenses are generally not deductible in computing the alternative minimum tax for non corporate taxpayers.

Certain Withholding Taxes

The Fund may be subject to foreign withholding taxes on dividends from Underlying Funds located in foreign countries, and the Underlying Funds may be subject to taxes, including withholding taxes, attributable to investments of the Underlying Funds. It is expected that the Fund will be eligible to elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its Shareholders. If the Fund so elects, the pro rata amount of such foreign taxes paid by the Fund will be included in its Shareholders’ income and each such Shareholder will be entitled either (1) to credit that proportional amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction.

Sales, Exchanges and Redemptions

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in an amount equal to the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss will be long-term or short-term depending on whether your holding period exceeds twelve months. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

The Fund is required to compute and report the cost basis share sold or exchanged. The Fund has elected to use the average cost method, unless you instruct the Fund to select a different method, or choose to specifically indentify your shares at the time of each sale or exchange. If your account is held by your broker or other advisor, they may select a different method. In these cases, please contact the holder of your shares to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns.

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Pursuant to the Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a “reportable transaction.”  A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds (for individuals, $2 million in one year or $4 million in any combination of years).  Investors should consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in Fund Shares.

U.S. Tax Treatment of Foreign Shareholders

Nonresident aliens, foreign corporations and other foreign investors in the Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains. However, the Fund does not expect to make significant distributions that will be designated as net capital gains. The exemption may not apply, however, if the investment in the Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as income recognized under the Mark to Market Election and dividends from companies whose securities are held by the Fund, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met.

In addition beginning January 1, 2014, the Fund expects that it will be required to withhold 30% tax on payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, you may be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities.

Information Reporting and Backup Withholding

Under applicable “backup withholding” requirements, the Fund may be required in certain cases to withhold and remit to the Internal Revenue Service (the “IRS”) a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The amount of any backup withholding from a payment to a Shareholder will be allowed as a credit against the Shareholder’s U.S. federal income tax liability and may entitle such a Shareholder to a refund, provided that the required information is timely furnished to the IRS.

Other Tax Matters

The preceding is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

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ERISA AND CODE CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), certain individual retirement accounts (“IRAs”), or certain Keogh plans, should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, the avoidance of prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor regulations provide that a fiduciary of the ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, whether the investment is designed reasonably to further the ERISA Plan’s purposes, the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment, the income taxes (if any) attributable to the investment, and the projected return of the investment relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with ERISA’s fiduciary responsibilities and the foregoing considerations. If a fiduciary with respect to any such ERISA Plan breaches such responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Non-ERISA-covered IRAs and Keogh plans and other arrangements not subject to ERISA, but subject to the prohibited transaction rules of section 4975 of the Code (“Code Plans,” together with ERISA Plans, “Plans”), should determine whether an investment in the Fund will violate those rules.

Because the Fund will be registered as an investment company under the Investment Company Act, the underlying assets of the Fund will not be considered “plan assets” of the ERISA Plans or Code Plans (collectively, “Plans”) investing in the Fund for purposes of ERISA’s fiduciary responsibility rules and ERISA and the Code’s prohibited transaction rules. The Investment Manager will not be a fiduciary within the meaning of ERISA and the Code with respect to the assets of any Plan that becomes a Shareholder of the Fund, solely as a result of the Plan’s investment in the Fund.

Certain prospective Plan investors may currently maintain relationships with the Investment Manager or one or more Underlying Managers of the Underlying Funds in which the Fund invests, or with other entities that are affiliated with the Investment Manager or such Underlying Managers. Each of such persons may be deemed to be a party in interest to, a disqualified person of, and/or a fiduciary of any Plan to which it provides investment management, investment advisory, or other services. ERISA and the Code prohibit Plan assets from being used for the benefit of a party in interest or disqualified person and also prohibit a fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that they are duly authorized to make such investment decisions, and that they have not relied on any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

INVESTOR QUALIFICATIONS

Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act. The criteria for qualifying as an “accredited investor” are set forth in the investor application that must be completed by each prospective investor. Investors who meet such qualifications are referred to in this Memorandum as “Eligible Investors.” Existing Shareholders who request to purchase additional Shares (other than in connection with the DRIP) will be required to qualify as “Eligible Investors” and to complete an additional investor application prior to the additional purchase.

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PURCHASING SHARES

Purchase Terms

The minimum initial investment in the Fund by any investor is $50,000, and the minimum additional investment in the Fund by any Shareholder is $25,000. However, the Fund, in its sole discretion, may accept investments below these minimums. Shares may be purchased by principals and employees of the Investment Manager, the Platform Manager, or their affiliates and their immediate family members without being subject to the minimum investment requirements. The Shares will initially be issued at $100 per share and thereafter the purchase price for Shares will be based on the NAV per Shares as of the date such Shares are purchased.

Shares will generally be offered for purchase as of the first day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Each initial or subsequent purchase of Shares will be payable in one installment which will generally be due (i) four business days prior to the date of the proposed acceptance of the purchase set by the Fund, which is expected to be the last day of each calendar month (the “Acceptance Date”), where funds are remitted by wire transfer, or (ii) ten business days prior to the Acceptance Date, where funds are remitted by check. A prospective investor must also submit a completed investor application at least five business days before the Acceptance Date. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Shareholder until cleared funds have been received. In the event that cleared funds and/or a properly completed investor application are not received from a prospective investor prior to the cut-off dates pertaining to a particular offering, the Fund may hold the relevant funds and investor application for processing in the next offering.

Pending any offering, funds received from prospective investors will be placed in an escrow account with UMB Bank, N.A., the Fund’s escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned with respect to such escrow account will be paid to the Fund.

TERM, DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board of Trustees or liquidator determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

REPORTS TO SHAREHOLDERS

The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders also will be sent reports regarding the Fund’s operations each quarter.

FISCAL YEAR

The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on December 31.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

The Board has selected Rothstein, Kass & Company of 4 Becker Farm Road, Roseland, NJ 07068, as the independent registered public accountants of the Fund.

Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees.

INQUIRIES

Inquires concerning the Fund and Shares (including procedures for purchasing Shares) should be directed to: [toll-free number].

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Aetna Multi-Strategy 1099 Fund

c/o UMB Fund Services, Inc.

803 West Michigan Street

Milwaukee, WI 53201

[toll-free number]

Investment Manager Aetna Capital Management, LLC Suite 304 29 South Main Street West Hartford, CT 06107-2419	Platform Manager Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038
Fund Counsel Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996	Placement Agent Foreside Fund Services, LLC Three Canal Plaza Portland, ME 04101
Transfer Agent / Administrator UMB Fund Services, Inc. 803 West Michigan Street Milwaukee, WI 53233	Independent Registered Public Accounting Firm Rothstein, Kass & Company 4 Becker Farm Road Roseland, NJ 07068
Custodian Bank UMB Bank, N.A. 1010 Grand Boulevard Kansas City, MO 64106

STATEMENT OF ADDITIONAL INFORMATION

Aetna Multi-Strategy 1099 Fund

Dated [__________], 2012

c/o UMB Fund Services, Inc.

803 West Michigan Street

Milwaukee, WI 53201

[toll-free number]

This Statement of Additional Information (“SAI”) is not an offering memorandum. This SAI relates to and should be read in conjunction with the confidential private placement memorandum (the “Memorandum”) of Aetna Multi-Strategy 1099 Fund (the “Fund”) dated [__________], 2012, and as it may be further amended or supplemented from time to time. A copy of the Memorandum may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

This SAI is not an offer to sell shares of beneficial interest (“Shares”) of the Fund and is not soliciting an offer to buy Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Memorandum.

INVESTMENT POLICIES AND PRACTICES

The investment objective of the Fund, as well as the principal investment strategies of the Fund and the principal risks associated with such investment strategies, are set forth in the Memorandum. Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. At the present time the Shares are the only outstanding voting securities of the Fund. As defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Shareholders of the Fund, duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. No other policy is a fundamental policy of the Fund, except as expressly stated. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action. The Fund may not:

(1)	Issue any senior security, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the “SEC”) or any other applicable authority.

(2)	Borrow money, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(3)	Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities.

(4)	Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the Investment Company Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

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(5)	Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, including, without limitation, mortgage-related securities, or that are issued by companies or partnerships that invest or deal in real estate or real estate investment trusts, and may hold and dispose of real estate acquired by the Fund as a result of the ownership of securities or other permitted investments.

(6)	Invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) may make such investments as otherwise permitted by the Investment Company Act.

(7)	Invest 25% or more of the value of its total assets in the securities of issuers that the Fund’s investment advisor determines are engaged in any single industry, except that U.S. government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation. This investment restriction does not apply to investments by the Fund in Underlying Funds. The Fund may invest in Underlying Funds that may concentrate their assets in one or more industries. The Fund will not invest 25% or more of its assets in an Underlying Fund that it knows concentrates its assets in a single industry.

With respect to these investment restrictions and other policies described in this SAI or the Memorandum, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and the transactions of the Underlying Funds, but will apply to investments made by the Fund directly (or any account consisting solely of the Fund’s assets).

The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS

As discussed in the Memorandum, the Fund pursues its investment objective by allocating its capital, directly and indirectly, to a diverse group of independent investment managers that pursue a variety of non-traditional investment strategies (the "Underlying Managers"). The Fund will invest its assets, directly and indirectly, in a portfolio of investment funds that may or may not be registered under the Investment Company Act or other collective investment schemes (the "Underlying Funds"). This section provides additional information about various types of investments and investment techniques that may be employed by Underlying Funds in which the Fund invests, or by the Fund. Many of the investments and techniques described in this section may be based in part on the existence of a public market for the relevant securities. To that extent, such investments and techniques are not expected to represent the principal investments or techniques of the majority of the Underlying Funds, or of the Fund; however, there is no limit on the types of investments the Underlying Funds may make and certain Underlying Funds may use such investments or techniques extensively. Similarly, there are few limits on the types of investments the Fund may make. Accordingly, the descriptions in this section cannot be comprehensive. Any decision to invest in the Fund should take into account (i) the possibility that the Underlying Funds may make virtually any kind of investment, (ii) that the Fund has similarly broad latitude in the kinds of investments it may make (subject to the fundamental policies described above), and (iii) that all such investments will be subject to related risks, which can be substantial.

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Equity Securities

The investment portfolios of Underlying Funds will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Underlying Managers may generally invest Underlying Funds in equity securities without restriction. These investments may include securities of companies with small- to medium-sized market capitalizations, including micro cap companies and growth stage companies. The securities of certain companies, particularly smaller-capitalization companies, involve higher risks in some respects than do investments in securities of larger companies. For example, prices of small-capitalization and even medium-capitalization stocks are often more volatile than prices of large-capitalization stocks, and the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to investors) is higher than for larger, "blue-chip" companies. In addition, due to thin trading in the securities of some small-capitalization companies, an investment in those companies may be illiquid.

Fixed-Income Securities

Underlying Funds may invest in fixed-income securities. An Underlying Manager will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive, and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

Underlying Funds may invest in both investment grade and non-investment grade debt securities (commonly referred to as “junk bonds”). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by an Underlying Manager to be of comparable quality.

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An Underlying Fund’s investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

Non-U.S. Securities

Underlying Funds may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Underlying Funds may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in this SAI under “RISKS OF SECURITIES ACTIVITIES OF THE UNDERLYING MANAGERS – NON-U.S. INVESTMENTS.”

As a general matter, Underlying Funds are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, an Underlying Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Underlying Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Underlying Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Underlying Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Underlying Fund to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Underlying Fund’s existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Underlying Fund’s non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund’s or an Underlying Fund’s investment objective, such as when an Underlying Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund’s or Underlying Fund’s investment portfolio.

ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

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Money Market Instruments

The Fund or Underlying Funds may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as the Investment Manager or an Underlying Manager deems appropriate under the circumstances. The Fund or Underlying Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Special Investment Techniques

Underlying Funds may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Underlying Funds may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Underlying Funds may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that an Underlying Fund may suffer losses as a result of its hedging activities.

Options and Futures

The Underlying Managers may utilize options and futures contracts. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, an Underlying Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, an Underlying Manager may have difficulty closing out its position. Over-the-counter options purchased and sold by Underlying Funds may include options on baskets of specific securities.

The Underlying Managers may purchase call and put options on specific securities, on indices, on currencies or on futures, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which an Underlying Fund owns the underlying security. The sale of such an option exposes an Underlying Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Underlying Fund’s books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Underlying Funds need not be covered.

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An Underlying Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Underlying Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, an Underlying Manager would ordinarily effect a similar “closing sale transaction,” which involves liquidating a position by selling the option previously purchased, although the Underlying Manager could exercise the option should it deem it advantageous to do so.

Underlying Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting an Underlying Fund to substantial losses.

Successful use of futures also is subject to an Underlying Manager’s ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Some or all of the Underlying Managers may purchase and sell stock index futures contracts for an Underlying Fund. A stock index future obligates an Underlying Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

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Some or all of the Underlying Managers may purchase and sell interest rate futures contracts for an Underlying Fund. A contract for interest rate futures represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Underlying Managers may purchase and sell currency futures for an Underlying Fund. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

Options on Securities Indexes

Some or all of the Underlying Managers may purchase and sell for the Underlying Funds call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by an Underlying Manager of options on stock indexes will be subject to the Underlying Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights

Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements

The Underlying Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of Underlying Funds. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

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Most swap agreements entered into by an Underlying Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Underlying Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, an Underlying Fund’s risk of loss consists of the net amount of payments that it contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by an Underlying Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The U.S. federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. The Fund does not currently intend to use swaps or other derivatives in this manner.

Lending Portfolio Securities

An Underlying Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Underlying Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Underlying Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. An Underlying Fund generally will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Underlying Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, an Underlying Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Underlying Fund enters into the commitment, but the Underlying Fund does not make payment until it receives delivery from the counterparty. After an Underlying Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

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Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose an Underlying Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when an Underlying Fund is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of an Underlying Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by an Underlying Fund on a forward basis will not honor its purchase obligation. In such cases, the Underlying Fund may incur a loss.

THE FUND MAY CHANGE ITS INVESTMENT OBJECTIVE, POLICIES, RESTRICTIONS, STRATEGIES, AND TECHNIQUES.

Except as otherwise indicated, the Fund may change its investment objectives and any of its policies, restrictions, strategies, and techniques without Shareholder approval. The Fund’s investment objective is not a fundamental policy and it may be changed by the Board without Shareholder approval.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

The Underlying Managers may utilize a variety of special investment instruments and techniques to hedge against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue an Underlying Fund’s investment objective. These strategies may often be executed through derivative transactions. Certain of the special investment instruments and techniques that the Underlying Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives

Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by Underlying Funds in the future that cannot be determined at this time or until such instruments are developed or invested in by Underlying Funds. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

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Call and Put Options

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above its short sales price plus the premium received for writing the put option, and gives up the opportunity for gain on the short position if the underlying security’s price falls below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Hedging Transactions

Underlying Managers may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Underlying Managers to hedge against a change or event at a price sufficient to protect an Underlying Fund’s assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While an Underlying Manager may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the nonoccurrence of other events being hedged against may result in a poorer overall performance for the Fund than if the Underlying Manager had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Underlying Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Underlying Managers from achieving the intended hedge or expose the Fund to additional risk of loss.

Leverage

In addition to the use of leverage by the Underlying Managers in their respective trading strategies, the Investment Manager may leverage the Fund’s allocations to the Underlying Managers through (i) borrowings, (ii) swap agreements, options or other derivative instruments, (iii) employing certain Underlying Managers (many of which trade on margin and do not generally need additional capital from the Fund in order to increase the level of the positions they acquire for it) to trade notional equity in excess of the equity actually available in their accounts or (iv) a combination of these methods. The financing entity or counterparty on any swap, option or other derivative instrument may be any entity or institution which the Investment Manager determines to be creditworthy.

Thus the Fund, through its leveraged investments in the Underlying Funds and through each Underlying Manager’s use of leverage in its trading strategies, uses leverage with respect to the Shares. As a result of that leverage, a relatively small movement in the spread relationship between the securities and commodities interests the Fund indirectly owns and those which it has indirectly sold short may result in substantial losses.

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Investors also should note that the leverage the Underlying Managers employ in their Underlying Fund trading can result in an investment portfolio significantly greater than the assets allocated to their trading, which can greatly increase the Fund’s profits or losses as compared to its net assets. The Underlying Managers’ anticipated use of short-term margin borrowings results in certain additional risks to the Fund. For example, should the securities that are pledged to brokers to secure the Underlying Managers' margin Underlying Funds decline in value, or should brokers from which the Underlying Managers have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Underlying Managers could be subject to a "margin call," pursuant to which the Underlying Managers must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of an Underlying Manager, the Underlying Manager might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

Short Selling

The Underlying Managers may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

Underlying Funds may also effect short sales “against the box.” These transactions involve selling short securities that are owned (or that an Underlying Fund has the right to obtain). When an Underlying Fund enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. Underlying Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

OTHER POTENTIAL RISKS AND ADDITIONAL INVESTMENT INFORMATION

Dependence on the Investment Manager and Underlying Managers

The Fund invests its assets primarily in a number of funds managed by Underlying Managers, selected by the Investment Manager. The success of the Fund depends upon the ability of the Investment Manager to develop and implement investment strategies that achieve the investment objective of the Fund, and upon the ability of the Underlying Managers to develop and implement strategies that achieve their investment objectives. Shareholders will have no right or power to participate in the management or control of the Fund or the Underlying Funds, and will not have an opportunity to evaluate the specific investments made by the Underlying Funds or the Underlying Managers, or the terms of any such investments.

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Compensation Arrangements with the Underlying Managers

Underlying Managers may receive compensation based on the performance of their investments. Such compensation arrangements may create an incentive to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. In addition, because performance-based compensation is calculated on a basis that includes unrealized appreciation of an Underlying Fund's assets, such performance-based compensation may be greater than if such compensation were based solely on realized gains.

Business and Regulatory Risks

Legal, tax and regulatory developments that may adversely affect the Fund, the Underlying Managers or the Underlying Funds could occur during the term of the Fund. Securities and futures markets are subject to comprehensive statutes, regulations and margin requirements enforced by the SEC, other regulators and self regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial actions. The regulatory environment for private funds is evolving, and changes in the regulation of private funds and their trading activities may adversely affect the ability of the Fund to pursue its investment strategy and the value of investments held by the Fund. There has been an increase in governmental, as well as self regulatory, scrutiny of the alternative investment industry in general. It is impossible to predict what, if any, changes in regulations may occur, but any regulations which restrict the ability of the Fund to trade in securities or the ability of the Fund to employ, or brokers and other counterparties to extend, credit in its trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund's portfolio.

Control Positions

Underlying Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Underlying Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved in a manner adverse to the Underlying Funds, the Underlying Funds likely would suffer losses on their investments. Additionally, should an Underlying Fund obtain such a position, such entity may be required to make filings concerning its holdings with the SEC and it may become subject to other regulatory restrictions that could limit the ability of such Underlying Fund to dispose of its holdings at a preferable time and in a preferable manner. Violations of these regulatory requirements could subject the Underlying Fund to significant liabilities.

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Effect of Investor Withdrawals on an Underlying Manager’s Ability to Influence Corporate Change

From time to time an Underlying Fund may acquire enough of a company’s shares or other equity to enable its Underlying Manager, either alone or together with the members of any group with which the Underlying Manager is acting, to influence the company to take certain actions, with the intent that such actions will maximize shareholder value. If the investors of such an Underlying Fund request withdrawals representing a substantial portion of the Underlying Fund’s assets during any period when its Underlying Manager (or members of any such group) are seeking to influence any such corporate changes, the Underlying Manager may be compelled to sell some or all of the Underlying Fund’s holdings of the shares or other equity issued by such company in order to fund such investor withdrawal requests. This may adversely impact, or even eliminate, the Underlying Manager’s (or the group’s) ability to influence such changes and, thus, to influence shareholder value, possibly resulting in losses to the Underlying Fund and subsequently, the Fund.

Reliance on Key Personnel of the Investment Manager

The Fund’s abilities to identify and invest in attractive opportunities is dependent upon the Investment Manager. If one or more of the key individuals leaves the Investment Manager, the Investment Manager may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Dilution

If an Underlying Manager limits the amount of capital that may be contributed to an Underlying Fund by the Fund, additional sales of Shares of the Fund will dilute the participation of existing Shareholders in the indirect returns to the Fund from such Underlying Fund.

Indirect Investment in Underlying Funds

Any transaction by which the Fund indirectly gains exposure to an Underlying Fund by the purchase of a swap or other contract is subject to special risks. The Fund’s use of such instruments can result in volatility, and each type of instrument is subject to special risks. Indirect investments generally will be subject to transaction and other fees that will reduce the value of the Fund’s investment in an Underlying Fund. There can be no assurance that the Fund’s indirect investment in an Underlying Fund will have the same or similar results as a direct investment in the Underlying Fund, and the Fund’s value may decrease as a result of such indirect investment.

Counterparty Insolvency

The Fund’s and the Underlying Funds’ assets may be held in one or more funds maintained for the Fund or the Underlying Funds by counterparties, including their prime brokers. There is a risk that any of such counterparties could become insolvent. The insolvency of such counterparties is likely to impair the operational capabilities or the assets of the Underlying Funds and the Fund. If one or more of the Underlying Funds’ counterparties were to become insolvent or the subject of liquidation proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of the Underlying Funds’ securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Underlying Funds may use counterparties located in various jurisdictions outside the United States. Such local counterparties are subject to various laws and regulations in various jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Underlying Funds’ assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Underlying Funds and their assets and the Fund. The insolvency of any counterparty would result in a loss to the Fund, which could be material.

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Financial Failure of Intermediaries

There is always the possibility that the institutions, including brokerage firms and banks, with which the Fund does business, or to which securities have been entrusted for custodial purposes, will encounter financial difficulties that may impair their operational capabilities or result in losses to the Fund.

Suspensions of Trading

Each exchange typically has the right to suspend or limit trading in all securities that it lists. Such a suspension could render it impossible for an Underlying Fund to liquidate its positions and thereby expose it to losses. In addition, there is no guarantee that non-exchange markets will remain liquid enough for an Underlying Fund to close out positions.

Enforceability of Claims Against Underlying Funds

The Fund has no assurances that it will be able to: (1) effect service of process within the U.S. on foreign Underlying Funds; (2) enforce judgments obtained in U.S. courts against foreign Underlying Funds based upon the civil liability provisions of the U.S. federal securities laws; (3) enforce, in an appropriate foreign court, judgments of U.S. courts based upon the civil liability provisions of the U.S. federal securities laws; and (4) bring an original action in an appropriate foreign court to enforce liabilities against an Underlying Fund or other person based upon the U.S. federal securities laws. It is unclear whether Shareholders would ever be able to bring claims directly against the Underlying Funds, domestic or foreign, or whether all such claims must be brought by the Board on behalf of Shareholders.

BOARD OF TRUSTEES AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s Agreement and Declaration of Trust. The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The members of the Board (each, a “Trustee”) are not required to contribute to the capital of the Fund or to hold Shares. A majority of Trustees of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Trustees”). Any Trustee who is not an Independent Trustee is an interested trustee (“Interested Trustee”).

The identity of Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

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The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity, retirement or bankruptcy. A Trustee may resign upon written notice to the other Trustees of the Fund, and may be removed either by (i) the vote of at least two-thirds of the Trustees of the Fund not subject to the removal vote or (ii) the vote of Shareholders of the Fund holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders of the Fund. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Fund may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees of the Fund then serving have been elected by the Shareholders of the Fund. The Board may call a meeting of the Fund’s Shareholders to fill any vacancy in the position of a Trustee of the Fund, and must do so if the Trustees who were elected by the Shareholders of the Fund cease to constitute a majority of the Trustees then serving on the Board.

INDEPENDENT TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY TRUSTEE	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER
David G. Lee Year of Birth: 1952 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	Trustee	Since Inception	President, Client Opinions, Inc. (2003-2011); Director, Client Opinions, Inc.	6

Robert Seyferth Year of Birth: 1952 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	Trustee	Since Inception	Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993-2009).	6

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INTERESTED TRUSTEES AND OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY TRUSTEE	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER
Victor Fontana Year of Birth: 1955 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	Chairman and Trustee	Since Inception	Chief Operating Officer and President, Liberty Street Advisers, Inc. (2007 - present); Chief Operating Officer and President, HRC Portfolio Solutions, LLC (2007 - present); Chief Operating Officer and President, HRC Fund Associates, LLC (2007 - present); Chief Operating Officer and President, Maiden Lane Spin-Off Investment Managers, LLC (2011 - present); Chief Operating Officer and President, Registered Fund Solutions, LLC (2011 - present); Administrative Officer, Institutional Research Services, Inc. (2007-present); Business Development Manager, PCS Securities, Inc. (2008); Director of Transition Services, Investment Technology Group, Inc. (2005 – 2007).	6

Mark Garber Year of Birth: 1961 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	President	Since Inception	President and Chief Investment Officer, Aetna Capital Management, LLC (2004 - present).	1

Brett Esterson Year of Birth: 1977 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	Treasurer	Since Inception	Operations Manager, Aetna Capital Management, LLC (2007 - present); Vice President, Bear Stearns Asset Management (2003 - 2007).	1

John Canning Year of Birth: 1970 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	Chief Compliance Officer	Since Inception	Director, Cipperman Compliance Services (2011-present); Director of Mutual Fund Administration, Nationwide Funds Group (2008-2011); Director Mutual Fund Administration, BHR Fund Investment Managers, LP (2006-2008).	6

Benjamin Schmidt Year of Birth: 1976 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	Secretary	Since Inception	Assistant Vice President Fund Administration, UMB Fund Services, Inc. (2000-present).	6

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The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Investment Trustee, the Fund’s platform manager, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, and public service; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee.

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Victor Fontana.                  Mr. Fontana has been a Trustee since the Fund’s inception. Mr. Fontana has almost 30 years of experience in the financial services industry.

David G. Lee.                       Mr. Lee has been a Trustee since the Fund’s inception. He has more than 25 years of experience in the financial services industry.

Robert Seyferth.                  Mr.Seyferth has been a Trustee since the Fund’s inception. Mr. Seyferth has more than 30 years of business and accounting experience.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Investment Manager to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Investment Manager and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the Fund’s Agreement and Declaration of Trust. The Board is currently composed of three members, two of whom are Independent Trustees. The Board will meet in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees will meet with their independent legal counsel in person prior to and during each quarterly in-person board meeting. As described below, the Board has established a Valuation Committee, an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Victor Fontana, an Interested Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Investment Manager, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has not appointed a lead independent trustee. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

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The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms will form of the Board’s general oversight of the Fund and will be addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Manager and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Investment Manager and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Investment Manager and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the President, Chief Financial Officer and Chief Compliance Officer (“CCO”) and the Investment Manager, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board will also receive reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian, placement agent, platform manager and administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Trustees

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Fund’s Independent Trustees. As the Fund is recently organized, the Audit Committee has not held any meetings during the last year.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Trustees of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee currently consists of each of the Fund’s Independent Trustees. As the Fund is recently organized, the Nominating Committee has not held any meetings during the last year.

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Valuation Committee

The Board has formed a Valuation Committee that is responsible for reviewing fair valuations of securities held by the Fund in instances as required by the valuation procedures adopted by the Board and is responsible for carrying out the provisions of its charter. The Valuation Committee currently consists of each of the Fund’s Trustees. As the Fund is recently organized, the Valuation Committee has not held any meetings during the last year.

Trustee Ownership of Securities

As of [___________], 2012, none of the Trustees owned Shares of the Fund.

Independent Trustee Ownership of Securities

As of [___________], 2012, none of the Independent Trustees (or their immediate family members) owned securities of the Investment Manager, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Investment Manager.

Trustee Compensation

In consideration of the services rendered by the Independent Trustees, the Fund will pay each Independent Trustee a retainer of $[________] per year. Trustees that are interested persons will be compensated by the Fund’s platform manager and/or its affiliates and will not be separately compensated by the Fund.

CODES OF ETHICS

The Fund and the Investment Manager each has adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund and the Investment Manager from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes of ethics are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

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INVESTMENT MANAGEMENT AND OTHER SERVICES

The Investment Manager

Aetna Capital Management, LLC (the “Investment Manager”), a subsidiary of Aetna Inc., serves as the investment advisor to the Fund. The Investment Manager is registered with the SEC under the Advisers Act. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Investment Manager is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Investment Manager provides such services to the Fund pursuant to the Investment Management Agreement.

The Investment Management Agreement became effective as of [_____], 2012, and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement, or any other investment advisory contracts, will be available in the Fund’s first annual or semi-annual report to Shareholders.

Pursuant to the Investment Management Agreement, the Fund will pay the Investment Manager a monthly Investment Management Fee equal to 1.50% on an annualized basis of the Fund’s net assets as of each month-end, subject to certain adjustments. The Investment Management Fee will be paid to the Investment Manager out of the Fund’s assets and will decrease the net profits or increase the net losses of the Fund that are credited to or debited against each Shareholder’s capital account, thereby decreasing the net profits or increasing the net losses of the Fund. Net asset value means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Investment Manager for any month, net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Investment Manager for that month. The Investment Management Fee will be computed based on the net asset value of the Fund as of the last day of each month, and will be due and payable in arrears within fifteen business days after the end of the month.

The Investment Manager has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, the Incentive Allocation and any acquired fund fees and expenses) do not exceed 2.50% on an annualized basis (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit. The Expense Limitation Agreement has an initial one year term and will automatically renew for consecutive one-year terms thereafter unless sooner terminated. After the initial one-year term, either the Fund or the Investment Manager may terminate the Expense Limitation Agreement upon 30 days’ written notice.

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The Portfolio Management Team

The personnel of the Investment Manager who will initially have primary responsibility for the day-to-day management of the Fund’s portfolio (the “Portfolio Management Team”) are Mark D. Garber, Robert Rocco and Jon Rooney.

Other Accounts Managed by the Portfolio Management Team(1)

	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Mark D. Garber	0	Two pooled investment vehicles with $588 million	0	0	0	One other account with $121 million
Robert Rocco	0	Two pooled investment vehicles with $588 million	0	0	0	One other account with $121 million
Jon Rooney	0	Two pooled investment vehicles with $588 million	0	0	0	One other account with $121 million

(1)	As of April 1, 2012.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

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If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager has adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Manager has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of the Portfolio Management Team

The portfolio managers are compensated by salary and are eligible to participate in up to three separate compensation plans. Participation in each compensation plan is based on an employee’s overall contribution to achieving firm and client objectives. The Investment Manager has developed the plans to provide market-competitive compensation levels and to encourage retention through bonus deferrals and non-solicitation agreements.

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member (1):

Mark D. Garber	None

Robert Rocco	None

Jon Rooney	None

(1)	As of [_____], 2012.

BROKERAGE

It is the policy of the Fund to obtain the best results in connection with effecting its portfolio transactions taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. In most instances, the Fund will purchase interests in an Underlying Fund directly from the Underlying Fund, and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions (including investments in Underlying Funds) may be subject to expenses. The Underlying Funds incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund’s investment in the Underlying Funds. Each Underlying Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Investment Manager will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Underlying Managers.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

Rothstein, Kass & Company of 4 Becker Farm Road, Roseland, NJ 07068, has been selected as independent registered public accountant for the Fund and in such capacity will audit the Fund’s annual financial statements and financial highlights.

Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees.

CUSTODIAN

UMB Bank, N.A. (the “Custodian”), serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act. Assets of the Fund are not held by the Investment Manager, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 928 Grand Blvd., Kansas City, MO 64106. The Custodian is an affiliate of UMB Fund Services, Inc., which serves as the Fund’s administrator.

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

The Fund invests substantially all of its investable assets in Underlying Funds. To the extent that the Fund receives notices or proxies from Underlying Funds (or receives proxy statements or similar notices in connection with any other portfolio securities) and the Fund has voting interests in such Underlying Funds, the Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Manager. The Investment Manager will vote such proxies in accordance with its proxy policies and procedures. A summary of these policies and procedures is included as Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at (855) 552-5200 or (ii) by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of [___________], 2012, there were no record or beneficial owners of 5% or more of the Shares.

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APPENDIX A

Proxy Voting Policies and Procedures

Aetna Capital Management, LLC (“ACM”), as a matter of policy and as a fiduciary to its clients, has responsibility for voting proxies for securities consistent with the best interests of their clients. ACM maintains written policies and procedures as to the handling, voting and reporting of proxy voting and makes appropriate disclosures about ACM’s proxy policies and practices and the availability of ACM’s proxy voting record. ACM does not vote proxies regarding securities held by Underlying Funds but rather, may vote on issues regarding the Underlying Funds. In general, ACM does not receive proxies to be voted due to the nature of its investments on behalf of their clients; this policy is intended to comply with Rule 206(4)-6 in the infrequent instance that ACM receives a proxy, or other action requiring a vote, from an Underlying Fund.

In general, proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

ACM’s CCO has responsibility for implementation and monitoring of ACM’s proxy voting policy, practices, disclosures and record keeping, including outlining voting guidelines in its procedures.

ACM has adopted procedures to implement the firm’s proxy voting policy and to monitor and ensure its policy is observed and amended or updated, as appropriate, which include the following:

•	In the event ACM employees, officers, or directors receive proxy materials on behalf of a client, the employees, officers and directors will forward such materials to the appropriate portfolio manager;

•	The portfolio manager will (absent material conflicts of interest) analyze the proxy materials and make a written recommendation to the voting members of the Investment Committee as to how to vote each proxy. Along with his or her recommendation, the portfolio manager will provide a written certification that he is not subject to conflicts of interest regarding the underlying fund or the subject of the proxy. The portfolio manager may take into account information provided by the underlying fund’s personnel regarding the nature of the proxy.

A-1

•	Absent material conflicts, the President of ACM, in consultation with the investment committee, will determine how ACM should vote the proxy, taking into account the recommendation of the portfolio manager. Each voting member of the investment committee, including the President of ACM, will provide a written certification that he is not subject to conflicts of interest regarding the Underlying Fund or the subject of the proxy, and document that person’s proxy voting recommendation. The investment committee is responsible for ensuring that the decision is communicated to the portfolio manager promptly. The portfolio manager is responsible for coordinating this process in a timely and appropriate manner and delivering the proxy to the underlying fund prior to the deadline.

•	The portfolio manager will provide the CCO with the completed exhibits, any supporting documentation and the executed proxy.

The CCO shall retain the following proxy records in accordance with ACM’s recordkeeping policy:

•	These policies and procedures and any amendments;

•	Each proxy statement that ACM receives;

•	A record of each vote that ACM casts;

•	Any document ACM created that was material to making a decision how to vote proxies, or that memorializes that decision.

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PART C:

OTHER INFORMATION

Aetna Multi-Strategy 1099 Fund (the “Registrant”)

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Not Applicable.

(2)	Exhibits

(a)(1)	Agreement and Declaration of Trust is filed herewith.

(a)(2)	Certificate of Trust is filed herewith.

(b)	By-Laws are filed herewith.

(c)	Not applicable.

(d)	Refer to Exhibit (a)(1), (b).

(e)	Not applicable.

(f)	Not applicable.

(g)	Form of Investment Management Agreement is filed herewith.

(h)	Form of Placement Agent Agreement is filed herewith.

(i)	Not applicable.

(j)	Form of Custody Agreement is filed herewith.

(k)(1)	Form of Administration, Fund Accounting and Recordkeeping Agreement is filed herewith.

(k)(2)	Form of Escrow Agreement is filed herewith.

(k)(3)	Form of Platform Management Agreement is filed herewith.

(k)(4)	Form of Fund Servicing Agreement is filed herewith.

(k)(5)	Form of Expense Limitation and Reimbursement Agreement is filed herewith.

(k)(6)	Form of Joint Insured Bond Agreement is filed herewith.

(k)(7)	Form of Joint Liability Insurance Agreement is filed herewith.

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant is filed herewith.

(r)(2)	Code of Ethics of Aetna Capital Management, LLC is filed herewith.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates:

Registration fees	$0
Legal fees	$100,000
Printing fees	$2,000
Blue Sky fees	$10,000
Transfer Agent fees	$38,000
Total	$150,000

Item 28. Persons Controlled by or Under Common Control With Registrant

The Board of Trustees of the Registrant is identical to the board of trustees and/or board of managers of certain other funds. Nonetheless, the Registrant takes the position that it is not under common control with the other funds since the power residing in the respective boards arises as a result of an official position with the respective funds.

Item 29. Number of Holders of Securities

Title of Class	Number of Shareholders*
Shares	0

* As of June 14, 2012.

Item 30. Indemnification

Sections 8.1-8.4 of Article VIII of the Registrant’s Agreement and Declaration of Trust states:

Section 8.1	Limitation of Liability. Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or any employee of the Trust or of any other person or party, provided that nothing contained herein or in the Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer hereunder.

Section 8.2	Indemnification. The Trust shall indemnify each of its Trustees and officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each a “Covered Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which he may be involved or with which he may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of such Covered Person’s office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and either (b) such Covered Person provides security for such undertaking, (c) the Trust is insured against losses arising by reason of such payment, or (d) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

Section 8.3	Indemnification Determinations. Indemnification of a Covered Person pursuant to Section 8.2 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Covered Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct.

Section 8.4	Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Additionally, the Registrant’s various agreements with its service providers contain indemnification provisions.

Item 31. Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Registrant’s investment adviser, Aetna Capital Management, LLC (the “Investment Manager”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Investment Manager, and each director, executive officer, managing member or partner of the Investment Manager, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-64865), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant’s Platform Manager, (2) the Registrant’s Administrator, (3) the Investment Manager, and/or (4) the Registrant’s counsel. The address of each is as follows:

1.	Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038

2.	UMB Fund Services, Inc. 803 West Michigan Street Milwaukee, WI 53233

3.	Aetna Capital Management, LLC Suite 304 29 South Main Street West Hartford, CT 06107-2419

4.	Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103

Item 33. Management Services

Not applicable.

Item 34. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York in the State of New York on the 14th day of June, 2012.

Aetna Multi-Strategy 1099 Fund

By: /s/ Mark Garber

Name: Mark Garber

Title: President

Exhibit Index

(a)(1)	Agreement and Declaration of Trust

(a)(2)	Certificate of Trust

(b)	By-Laws

(g)	Form of Investment Management Agreement

(h)	Form of Placement Agent Agreement

(j)	Form of Custody Agreement

(k)(1)	Form of Administration, Fund Accounting and Recordkeeping Agreement

(k)(2)	Form of Escrow Agreement

(k)(3)	Form of Platform Management Agreement

(k)(4)	Form of Fund Servicing Agreement

(k)(5)	Form of Expense Limitation and Reimbursement Agreement

(k)(6)	Form of Joint Insured Bond Agreement

(k)(7)	Form of Joint Liability Insurance Agreement

(r)(1)	Code of Ethics of the Registrant

(r)(2)	Code of Ethics of Aetna Capital Management, LLC